UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to §240.14a-12

NET PERCEPTIONS, INC.

(Name of Registrant as Specified In Its Charter)
_____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NET PERCEPTIONS, INC.
One Landmark Square
Stamford, Connecticut 06901

May 17, 2007

To Our Stockholders:

On behalf of the Board of Directors of Net Perceptions, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Thursday, June 21, 2006, at 1:30 p.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2006 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

NET PERCEPTIONS, INC.

Warren B. Kanders
Non-Executive Chairman of the Board of Directors

NET PERCEPTIONS, INC.

Notice Of Annual Meeting Of Stockholders

To Be Held June 21, 2007

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Net Perceptions, Inc., which will be held on Thursday, June 21, 2007, at 1:30 p.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

1.	To elect three members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.	To consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to change the Company’s name from Net Perceptions, Inc to “Stamford Industrial Group, Inc.” (Proposal 2);

3.
To consider and vote upon a proposal to adopt a new long-term stock incentive plan (the "2007 Stock Incentive Plan") pursuant to which an aggregate of 10,000,000 shares of Net Perceptions' common stock will be reserved for issuance and available under such plan (subject to annual increase of 4% of outstanding shares) (Proposal 3);

4.
To consider and vote upon a proposal to adopt a new annual incentive plan (the "2007 Annual Incentive Plan") designed to allow for the award of “performance-based compensation” under Section 162(m) of the Internal Revenue Code (Proposal 4); and

5.
To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including the consideration of any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

Stockholders of record at the close of business on May 10, 2007 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors

Jonathan LaBarre
Secretary

May 17, 2007

NET PERCEPTIONS, INC.
One Landmark Square
Stamford, Connecticut 06901
________________________

PROXY STATEMENT
________________________

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

June 21, 2007

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $.0001 per share, of Net Perceptions, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Net Perceptions,” the “Company,” “we,” “our” or “us”) in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, June 21, 2007, at 1:30 p.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 17, 2007.

At the Meeting, stockholders will be asked:

1.	To elect three members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.	To consider and vote upon a proposal to amend the Company’s Certificate of Incorporation to change the Company’s name from Net Perceptions, Inc to “Stamford Industrial Group, Inc.” (Proposal 2);

3.
To consider and vote upon a proposal to adopt a new long-term stock incentive plan (the "2007 Stock Incentive Plan") pursuant to which an aggregate of 10,000,000 shares of Net Perceptions' common stock will be reserved for issuance and available under such plan (subject to annual increase of 4% of outstanding shares) (Proposal 3);

4.
To consider and vote upon a proposal to adopt a new annual incentive plan (the "2007 Annual Incentive Plan") designed to allow for the award of “performance-based compensation” under Section 162(m) of the Internal Revenue Code (Proposal 4); and

5.
To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including the consideration of any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

The Board of Directors has fixed the close of business on May 10, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing. Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1), FOR the approval of the proposal to amend the Company’s Certificate of Incorporation to change the Company’s name to “Stamford Industrial Group, Inc.” (Proposal Two), FOR the approval of the 2007 Stock Incentive Plan (Proposal 3), and FOR the approval of the 2007 Annual Incentive Plan (Proposal 4).

A stockholder who so desires may revoke his previously submitted Proxy Card at any time before it is voted at the meeting by: (i) delivering written notice to us at Net Perceptions, Inc., One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 c/o Jonathan LaBarre, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a Proxy Card.

The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding And Entitled To Vote; Quorum

Only stockholders as of the close of business on May 10, 2007 (the “Record Date”) are entitled to notice of and to vote at the meeting. As of April 27, 2007, there were 41,382,147 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers And Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own or control 5% or more of our common stock. The presence at the Annual Meeting, in person or by duly authorized proxy of the holders of a majority of the shares of common stock entitled to vote constitute a quorum for this meeting.

Our common stock is quoted on the OTC Pink Sheets Electronic Quotation Service under the symbol “NETP.PK”. As of April 27, 2007, the last full trading date prior to the filing of the proxy statement with the Securities and Exchange Commission, the reported closing price for the common stock as quoted on the OTC Pink Sheets Electronic Quotation Service was $2.30. Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business. Each share of Net Perceptions common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for (i) the election of directors (Proposal 1), (ii) for the approval of the 2007 Stock Incentive Plan (Proposal 3) and (iii) for the approval of the 2007 Annual Incentive Plan (Proposal 4). The affirmative vote of at least a majority of the outstanding shares of the Company’s common stock entitled to notice of and to vote at the Meeting is necessary for the approval of the proposal to amend the Company’s Certificate of Incorporation to change the Company’s name to “Stamford Industrial Group, Inc.” (Proposal Two). An inspector of elections appointed by us will tabulate votes at the meeting.

Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and “broker non-votes” (ii) for the approval of the 2007 Stock Incentive Plan (Proposal 3) and (iii) for the approval of the 2007 Annual Incentive Plan (Proposal 4) will have no effect on the outcome of Proposals One, Three and Four. Since the affirmative vote of at least a majority of the outstanding shares of the Company’s common stock entitled to notice of and to vote at the Meeting is necessary for the approval of the proposal to amend the Company’s Certificate of Incorporation to change the Company’s name to “Stamford Industrial Group, Inc.” (Proposal Two), abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum only. Therefore, “broker non-votes” and abstentions will have the same effect as a vote against Proposal Two. For purposes of determining the outcome of any other matter which properly may come before the special meeting, abstentions and broker non-votes will not be considered as votes cast for the matter.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered “broker non-votes,” and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation; Expenses

Net Perceptions will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with Delaware General Corporation Law (the “DGCL”), a list of Stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Voting Confidentiality

Proxies, ballots, and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of April 27, 2007 certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers set forth in the summary compensation table on page 26, and (iv) our named executive officers, directors and nominees as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Net Perceptions, Inc., One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Name	Common Stock Beneficially Owned (1)		Percentage of Common Stock (2)

Warren B. Kanders and Kanders & Company, Inc.	13,995,555(3)		33.8%

White Rock Capital Management, L.P. 3131 Turtle Creek Boulevard, Suite 800 Dallas, Texas 75219	4,243,000(5)		10.3%

CRC Acquisition Co., LLC One Landmark Square Stamford CT 06901	3,529,412(4)		8.5%

Austin W. Marxe and David M. Greenhouse 537 Madison Ave., Suite 2600 New York, NY 10022	1,345,057(6)		3.3%

Nigel P. Ekern 741 Hollow Tree Ridge Road Darien CT 06820	431,205(7)		1.0%

Nicholas Sokolow	410,776 (8	)(9)	1.0%

Albert W. Weggeman	276,824(10)		*

David A. Jones	150,000(11)		*

Gianmaria C. Delzanno	50,000(12)		*

Susan Luckfield	33,334(13)		*

Paul Vesey	11,765(14)		*

Jonathan LaBarre	— (15)		*

All directors, nominees for directors and named executive officers as a group (9 persons)	15,359,459(16)		37.1%

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares within 60 days of April 27, 2007: (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security.

(2)	Percentage of beneficial ownership is based on 41,382,147 shares of common stock outstanding as of April 27, 2007.

(3)
Includes 5,628,300 shares of common stock issuable upon conversion of a 2% Convertible Subordinated Note, due April 21, 2014, based upon a conversion price of $0.45, subject to adjustment (the “Note”). The Note was issued to Olden Acquisition LLC, a Delaware limited liability company, on April 21, 2004. The sole member of Olden is Kanders & Company, Inc., of which Warren B. Kanders is the sole shareholder and the President. Mr. Kanders disclaims beneficial ownership of the Note and the shares of common stock into which it is convertible. Also includes, a stock grant of (i) 8,274,000 shares of common stock pursuant to the terms of the equity compensation agreement, dated September 22, 2006, by and between Net Perceptions, Inc. and Kanders & Company, Inc.; and (ii) 93,255 shares of common stock pursuant to the terms of the consulting agreement, dated September 22, 2006 by and between Net Perceptions, Inc. and Kanders & Company, Inc. Mr. Kanders disclaims beneficial ownership of the shares of common stock granted pursuant to these agreements.

(4)	Based on a Schedule 13D filed by CRC Acquisition Co. LLC, and certain of their affiliates, on October 11, 2006.

(5)	Based on a Schedule 13G/A filed by White Rock Capital Management, L.P., and certain of its affiliates, on January 24, 2007.

(6)	Based on a Schedule 13G/A filed by Austin W. Marxe and David M. Greenhouse, and certain of their affiliates, on April 9, 2007.

(7)	Includes Mr. Ekern’s 431,205 vested shares of restricted common stock.

(8)
Includes Mr. Sokolow’s options to purchase 50,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2006; and 100,000 shares of restricted stock granted and fully vested on September 22, 2006 at $0.89 per share.

(9)	Includes 260,776 shares of common stock held by Comadets, LLC of which Mr. Sokolow is the Managing Member. Mr. Sokolow disclaims beneficial ownership of the shares of common stock.

(10)
Includes Mr. Weggeman’s options to purchase 276,824 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007. Excludes options to purchase 968,885 shares of common stock that are presently unexercisable and unexercisable within 60 days of April 27, 2006.

(11)	Includes Mr. Jones’ 100,000 shares of restricted stock granted and fully vested on September 22, 2006 at $0.89 per share.

(12)	Includes Mr. Delzanno’s options to purchase 50,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007.

(13)
Includes Ms. Luckfield’s options to purchase 33,334 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007. Excludes options to purchase 16,666 shares of common stock that are presently unexercisable and unexercisable within 60 days of April 27, 2006.

(14)	Includes Mr. Vesey’s 11,765 vested shares of restricted common stock. Excludes 147,059 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights.

(15)	Excludes Mr. LaBarre’s options to purchase 125,000 shares of common stock that are presently unexercisable and unexercisable within 60 days of April 27, 2006.

(16)	See footnotes (3) and (7) through (15).

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors shall be fixed from time to time by a majority of the Board of Directors. Currently, the number of directors has been fixed at four directors.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors or executive officers.

Unless otherwise specified, each Proxy Card received will be voted for the election of the three nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

The age and principal occupation for the past five years of each person nominated as a director is set forth below:

Warren B. Kanders, 49, has served as Non-Executive Chairman of our Board of Directors since October 3, 2006 and Executive Chairman of our Board of Directors from April 2004 to October 3, 2006. Mr. Kanders has served as the Founder and Chairman of the Board of Armor Holdings, Inc. since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as a member of the Board of Directors of Clarus Corporation since June 2002 and as the Executive Chairman of Clarus Corporation’s Board of Directors since December 2002 and as the Chairman of the Board of Directors of Langer, Inc. since November 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc. (“Kanders & Company”), a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

Nicholas Sokolow, 57, has served as one of our directors since April 2004. Mr. Sokolow has served as a member of the Board of Directors of Armor Holdings, Inc. since January 1996 and as a member of the Board of Directors of Clarus Corporation since June 2002. Mr. Sokolow has been a partner in the law firm of Sokolow, Carreras & Associes since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

David A. Jones, 56, has served as one of our directors since June 2004. Mr. Jones has over 30 years experience as a senior executive with expertise in private wealth management and securities trading. Since January 2004, Mr. Jones has been the President of D.A. Jones LLC, where he serves as a professional trustee and independent advisor of high net worth individuals and families. From August 1994 until December 2003, Mr. Jones served as a managing director and the senior client executive at Deutsche Bank Private Wealth Management (formerly Bankers Trust). Since 1982, Mr. Jones has served on the board of trustees of The Jewish Home & Hospital Lifecare System in New York and served as its chairman from 1997 until 2001.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the NASDAQ Global Stock Market (the “NASDAQ”). Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Net Perceptions for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Net Perceptions, and promoting compliance with all applicable rules and regulations that apply to Net Perceptions and its officers and directors. Our Codes of Ethics and Conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees are available at www.netperceptions.com, our Internet website, at the tab “Corporate Governance”. In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Net Perceptions, Inc., c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Board of Directors

Our Board of Directors is currently comprised of the following three members: Warren B. Kanders, Nicholas Sokolow, and David A. Jones. During fiscal 2006, the Board of Directors held five meetings and has standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2006, all of the directors then in office attended at least 100% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All of the members of our Board of Directors, who was also a director at the time, attended last year’s Annual Meeting of Stockholders meeting which was held on June 22, 2006.

Director Independence

In accordance with the listing requirements of the NASDAQ, the Board of Directors has evaluated each of its directors’ independence from Net Perceptions based on the definition of “independence” established by the NASDAQ. Based on the Board’s review and the NASDAQ definition of “independence”, the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Sokolow and Jones. As required by the NASDAQ listing requirements, these independent directors meet at regularly scheduled executive sessions without management. The Board has also determined that each of the members of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications

Stockholders may send communications to the Board, or any committee thereof, by writing to the Board of Directors or any committee thereof at Net Perceptions, Inc., c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders may also contact any non-management director as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Net Perceptions, Inc., One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Complaints Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Net Perceptions, Inc., c/o Chairman of the Audit Committee, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The committee also prepares the Audit Committee report required by the rules of Securities and Exchange Commission, and the report is included in this proxy statement beginning on page 17.

Our Audit Committee is currently comprised of Messrs. Sokolow and Jones, with Mr. Sokolow serving as the Chairman, both of whom were determined by the Board to be independent of Net Perceptions based on the NASDAQ’s definition of “independence”. Our Board of Directors currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met four times during fiscal 2006. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 23, 2004 and is available at www.netperceptions.com, our Internet website, at the tab “Corporate Governance”.

Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans. Pursuant to this Committee’s charter, this Committee’s authority generally includes the authority to do each of the following:

•
To assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the Executive Chairman, and to oversee the development of executive succession plans.

•
To review and approve corporate goals and objectives with respect to compensation for the Company’s Executive Chairman, evaluate the Executive Chairman’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the Executive Chairman’s compensation level based on this evaluation.  In determining the long-term incentive component of the Executive Chairman’s compensation, the Committee shall consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Executive Chairman in past years.

•
To make recommendations to the Board of Directors with respect to Non- Executive Chairman compensation, incentive-compensation plans and equity-based plans. The Committee shall also provide oversight of management’s decisions concerning the performance and compensation of other Company officers.

•
To review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

•	To produce this compensation committee report on executive compensation to be included in the Company’s proxy statement.

•	To review on an annual basis director compensation and benefits.

The Compensation Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee may deem appropriate in its sole discretion. Our Compensation Committee is currently comprised of Messrs. Sokolow and Jones, both of whom were determined by the Board to be independent of

Net Perceptions. The Compensation Committee does not meet on a regular basis, but only as circumstances require. The Compensation Committee met three times during fiscal 2006.

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Net Perceptions’ corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ’s listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Net Perceptions, Inc., c/o the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, who will submit them to the committee for its consideration. See “Requirements For Submission Of Stockholder Proposals, Nomination Of Directors And Other Business Of Stockholders” for information on certain procedures that a stockholder must follow to nominate persons for election as directors. Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Sokolow and Jones, with Mr. Sokolow serving as the Chairman, each of whom was determined by the Board to be independent from Net Perceptions. A copy of the Nominating/ Corporate Governance Committee’s Charter is available at www.netperceptions.com, our Internet website, at the tab “Corporate Governance”.

The Company believes that candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, good judgment and high ethics; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Net Perceptions and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Net Perceptions. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms and reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties on our Board and Board committee as well as the skill-level required by the Company of members of the Board and the need to continue to attract highly qualified candidates to serve on our Board. Director compensation arrangements are reviewed annually to maintain such standards.

Director Summary Compensation Table

The following table summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2006:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Warren B. Kanders	—	—	—	—	—	—	(1)
Nicholas Sokolow	—	89,000 (2)	—	—	—	—	89,000
David A. Jones	—	89,000 (2)	—	—	—	—	89,000
Gianmaria C. Delzanno	—	—	—	—	—	675,000 (3)	675,000

(1) In 2006, Mr. Kanders, who served as our Executive Chairman of the Board Directors until October 3, 2006, did not in his individual capacity receive a salary and was not awarded a cash bonus, stock options to purchase our common stock, shares of restricted common stock. Does not include (i) 8,274,000 shares of the Company’s common stock, valued at $0.89 per share, issued pursuant to the terms of the Equity Compensation Agreement, dated September 22, 2006, by and between Net Perceptions and Kanders & Company; and (ii) a fee payable to Kanders & Company pursuant to the terms of the Consulting Agreement, dated September 22, 2006, equal to (a) $500,000 in cash per annum during the term of such consulting agreement; and (b) 1% of the amount by which Net Perceptions’ revenues exceeds $60,000,000, payable in shares of Net Perceptions’ common stock valued at the weighted average price of the common stock for the fiscal year in question. The terms of the equity compensation agreement and the consulting agreement are discussed under the heading “Certain Relationships and Related Transactions” in this Proxy Statement.

(2) Mr. Sokolow and Mr. Jones were both granted 100,000 shares restricted stock awards on September 22, 2006 at $0.89 per share.

(3) Effective September 22, 2006, Gianmaria Delzanno resigned as a member of the Board of Directors. A general release and success payment was paid on March 6, 2007.

Discussion of Director Compensation

We do not provide our directors with cash compensation for their services as members of the Board of Directors, although directors are reimbursed for expenses in connection with attendance at Board and committee meetings. Directors who are also our employees are eligible to participate in our 1999 Equity Incentive Plan. None of the members of our current Board of Directors is currently an employee of the Company. Non-employee directors are eligible to participate in our 1999 Non-Employee Director Option Plan. Pursuant to the terms of the 1999 Non-Employee Director Option Plan, each non-employee director receives an automatic option grant to purchase 50,000 shares of common stock upon his or her initial election or appointment to the Board. From time to time, non-employee directors may also receive discretionary option or stock grants under our equity incentive plans. Effective September 22, 2006, the Company entered into a restricted stock award agreement with Mr. Jones and Mr. Sokolow pursuant to which each director was awarded 100,000 shares of restricted common stock under the Company's 1999 Equity Incentive Plan, which vest immediately but are subject to prohibitions on transfer which expire in eight consecutive quarterly tranches of 12,500 shares each, commencing September 30, 2006 and expiring June 30, 2008.

Involvement in Certain Legal Proceedings

No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any property or any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of two directors. Each of the members of the Audit Committee is independent from Net Perceptions and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for Net Perceptions’ internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of Net Perceptions’ consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to us that Net Perceptions’ consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and we have reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and Rule 2-07 (Communication With Audit Committees) of Regulation S-X.

The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence from Net Perceptions and its management. The Audit Committee also considered whether the independent auditors’ provision of audit and non-audit services to Net Perceptions is compatible with maintaining the independent auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its examinations, the evaluations of Net Perceptions’ internal controls, and the overall quality and integrity of financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Net Perceptions’ Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Nicholas Sokolow (Chairman) David A. Jones

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for Net Perceptions by (i) PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2006 and 2005 and (ii) McGladrey & Pullen, LLP for the fiscal year ended December 31, 2006, were:

	PricewaterhouseCoopers LLP		McGladrey & Pullen, LLP
	Fiscal 2006 Fees	Fiscal 2005 Fees	Fiscal 2006 Fees
Audit Fees	$55,741	$76,048	$416,549
Audit-Related Fees	26,877	—	163,121
Tax Fees	13,450	23,150	44,010
All Other Fees	—	—	—
Total Fees	$96,068	$99,198	$623,680

Audit Fees

The Audit Fees for the years ended December 31, 2006 and 2005, respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2006 and 2005, as applicable, and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2006 and 2005, as applicable.

Audit Related Fees

The Audit Related Fees as of the fiscal years ended December 31, 2006, were related to the audit of Concord Steel's financial statements for fiscal years 2005, 2004, and 2003. Concord Steel was acquired by Net Perceptions on October 3, 2006.

Tax Fees

Tax Fees as of the fiscal years ended December 31, 2006 and 2005, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with tax services for net operating loss and sales tax matters and requests for rulings or technical advice from tax authorities.

All Other Fees

There were no fees incurred for All Other Fees for the fiscal year ended December 31, 2006 and 2005.

Auditor Independence

The Audit Committee has considered the non-audit services provided by McGladrey & Pullen LLP and PricewaterhouseCoopers LLP and determined that the provision of such services had no effect on McGladrey & Pullen LLP’s and PricewaterhouseCoopers LLP’s independence from Net Perceptions.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee must review and pre-approve all audit and non-audit services provided by our independent registered public accountants, and has adopted a Pre-approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Since the adoption of the Pre-approval Policy by the Audit Committee in April 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by our independent registered public accountants.

Appointment of Independent Registered Public Accounting Firm

Effective October 11, 2006, the Audit Committee of the Company dismissed PricewaterhouseCoopers LLP, our independent certified public accountant since fiscal year 1996, and appointed McGladrey & Pullen, LLP as its independent auditors. This change was the result of an extensive search made at the request of the Audit Committee to review the services and costs associated with the external audit function.

PricewaterhouseCoopers LLP’s report on the Company’s financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the interim period preceding October 11, 2006, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company (or someone on its behalf) has not consulted McGladrey & Pullen, LLP during the two most recent fiscal years and the subsequent interim period preceding September 30, 2006 regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements.

Our Board of Directors has selected McGladrey & Pullen LLP to audit our financial statements for fiscal year 2007. We are not asking stockholders to ratify the appointment of McGladrey & Pullen LLP as our independent accountants to audit our financial statements for fiscal year 2007. Ratification of the independent accountant is not required by our Bylaws, our Charter of the Audit Committee or applicable law.

Representatives of McGladrey & Pullen LLP are expected to be present at the Meeting. They will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our current executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Net Perceptions.

Name	Age	Position
Albert Weggeman	43	President and Chief Executive Officer
Jonathan LaBarre	37	Chief Financial Officer, Secretary and Treasurer
Paul Vesey	51	President and General Manager of Concord Steel

Albert W. Weggeman, 43, has served as President and Chief Executive Officer since October 3, 2006. From 2005 until 2006, he served as President of Tyden Group, Inc. a global manufacturer of cargo security and product identification and traceability technology. From 2001 until 2005 Mr. Weggeman was Chief Operating Officer for Key Components, Inc. LLC a company specializing in the design and manufacture of engineered components for a broad range of OEM applications and customers. From 1999 until 2001 Mr. Weggeman was President of a General Electric Company subsidiary focused on the manufacture and sale of outdoor electrical products. Mr. Weggeman also served in various leadership roles in M&A, Marketing, Operations and Strategic Planning functions for multinational manufacturing companies. Mr. Weggeman graduated with an Electrical Engineering degree from Northeastern University in 1988 and an MBA from Kellogg Graduate School of Management in Chicago in 1992. He is a graduate of General Electric Company’s Manufacturing Management Program.

Jonathan LaBarre, 37, has served as Chief Financial Officer, Secretary and Treasurer since December 1, 2006. Mr. LaBarre previously worked for Terex Corporation, a diversified global manufacturer, where he served as Senior Finance Manager, Corporate Finance since February 2002. From April 1999 until January 2002, Mr. LaBarre served in various finance leadership roles for Pratt & Whitney’s International Product Center, Division of United Technologies Corporation, a producer of aerospace, elevators and air conditioning products. Prior to that, from October 1997 until March 1999, Mr. LaBarre held various accounting and finance positions with The Stanley Works, an S&P 500 company. Mr. LaBarre graduated with a B.S. in Accounting from the Central Connecticut State University in 1994 and received a M.B.A. from Western New England College in 2000. Mr. LaBarre is a certified public accountant.

Paul Vesey, 51, has served as the President of Concord since October 3, 2006 and previously served as Concord’s Vice President from 1991 to 2006. Since 1980 Mr. Vesey has been employed by Concord in a variety of positions including Plant and General Manager with responsibilities that have included product development, sales and marketing.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Compensation Committee”) assists the Board in establishing compensation packages for Net Perceptions’ executive officers and non-employee directors and administering Net Perceptions’ incentive plans. The Compensation Committee is generally responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and, where applicable, compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”) and such responsibility is generally limited to the actions taken by the Compensation Committee, although at times the full Board has determined annual executive salaries, raises and, where the Company has determined that compliance with the provisions of Section 162(m) is not required, bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our stockholders.

The Compensation Committee is comprised of two directors, each of whom has considerable experience in executive compensation issues. Each member of the Compensation Committee meets the independence requirements specified by the NASDAQ and by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”).

Executive Compensation Philosophy

The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance. The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee’s responsibility to determine the performance goals for the performance-based compensation payable identified on the summary compensation table on page 27 in compliance with Section 162(m) of the IRC, subject to ratification by the Board, and to certify compliance with such goals before such compensation is paid. Subject to this limitation, the Compensation Committee may also make recommendations to the Board with respect to non-Chief Executive Officer compensation and, either alone or with the other independent members of our Board, to determine and approve our Chief Executive Officer’s compensation.

In determining the compensation packages for our executive officers and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of Net Perceptions, previous compensation practices and packages awarded to Net Perceptions’ executive officers and non-employee directors, and compensation policies and packages awarded to executive officers and non-employee directors at similarly-situated companies.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is “at risk” – specifically, the annual bonus, stock options and restricted stock.

Annual Cash Compensation

Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the scope of work and responsibilities, and other individual-specific factors; the recommendation of the Chief Executive Officer and (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive's experience. Except where an existing agreement establishes an executive’s salary, the Compensation Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year. In 2006, the salaries for the Company’s Named Executive Officers (other than Ms. Luckfield) were established pursuant to their respective employment agreements. In 2006, Mr. Kanders, who served as our Executive Chairman of the Board Directors until October 3, 2006, did not in his individual capacity receive a salary and was not awarded a cash bonus, stock options to purchase our common stock, shares of restricted common stock.

Performance-Based Annual Bonus. With regard to the compensation of the Named Executive Officers subject to Section 162(m) of the IRC, the Compensation Committee establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of Net Perceptions as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.

Equity-Based Compensation

Executive officers of Net Perceptions and other key employees who contribute to the growth, development and financial success of Net Perceptions are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our equity incentive plans. Awards under this plan help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee’s interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up or vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. In connection with the Company’s prior acceleration of the vesting and issuance of certain stock options, the Company required the optionees to execute lock-up, confidentiality and non-competition agreements as a condition to the acceleration of such stock options. Such lock-up, confidentiality and non-competition agreements executed with the Company’s employees provide the Company with added protection. The Compensation Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

Perquisites and Other Personal and Additional Benefits

Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees.

The Company maintains a qualified 401(k) plan that provides for a Company contribution based on a matching schedule of a maximum of 20% up to the applicable IRS limits.

The Company also provides Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

The costs to the Company associated with providing these benefits for executive officers named in the Summary Compensation Table are reflected in the “All Other Compensation” column of the Summary Compensation Table.

Accounting and Tax Considerations

Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

Post-Employment and Other Events

Retirement, death, disability and change-in-control events trigger the payment of certain compensation to the Named Executive Officers that is not available to all salaried members. Such compensation is discussed under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Role of Executive Officers in Compensation Decisions

The Compensation Committee determines the total compensation of our Chief Executive Officer and oversees the design and administration of compensation and benefit plans for all of the Company’s employees. Certain executive officers, including the Chief Executive Officer and Chief Financial Officer may attend a portion of most regularly scheduled Compensation Committee meetings, excluding executive sessions. The Compensation Committee also obtains input from our legal, finance and tax functions, as appropriate.

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our Common Stock. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our executive officers and persons as to whom disclosure is required under the applicable rules of the Securities and Exchange Commission (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)	Option Awards ($)(f)	Non-Equity Incentive Plan Compensation ($)(g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(h)	All Other Compensation ($)(i)	Total ($)(j)
Warren B. Kanders Executive Chairman	2006	—	—	—	—	—	—	—	(1)
Albert W. Weggeman President and CEO (2)	2006	75,000	75,000	—	2,217,363	—	—	39,383	2,406,746
Jonathan LaBarre CFO, Secretary, and Treasurer (3)	2006	17,083	51,833	—	640,000	—	—	1,750	710,666
Paul Vesey President of Concord Steel (4)	2006	53,090	125,000	285,833	—	—	—	107,787	571,710
Nigel P. Ekern Chief Admininstrative Officer (5)	2006	206,250	—	—	—	—	—	500,000	706,250
Susan Luckfield Controller (6)	2006	2,500	—	—	—	—	—	—	2,500

(1)
In 2006, Mr. Kanders, who served as our Executive Chairman of the Board Directors until October 3, 2006, did not in his individual capacity receive a salary and was not awarded a cash bonus, stock options to purchase our common stock, shares of restricted common stock. Does not include (i) 8,274,000 shares of the Company’s common stock, valued at $0.89 per share, issued pursuant to the terms of the Equity Compensation Agreement, dated September 22, 2006, by and between Net Perceptions and Kanders & Company; and (ii) a fee payable to Kanders & Company pursuant to the terms of the Consulting Agreement, dated September 22, 2006, equal to (a) $500,000 in cash per annum during the term of such consulting agreement; and (b) 1% of the amount by which Net Perceptions’ revenues exceeds $60,000,000, payable in shares of Net Perceptions’ common stock valued at the weighted average price of the common stock for the fiscal year in question. The terms of the equity compensation agreement and the consulting agreement are discussed under the heading “Certain Relationships and Related Transactions” in this Proxy Statement.

(2)
Mr. Weggeman commenced employment as the Company's President and Chief Executive Officer effective October 3, 2006. The Company pays Mr. Weggeman a base salary of $300,000 per year pursuant to the terms of his employment agreement which discussed under the heading “Employment Agreements” in this Proxy Statement. Other Compensation includes $33,333 for consulting services provided to the Company prior to the commencement of Mr. Weggeman's employment with the Company and $6,050 for health benefits.

(3)
Mr. LaBarre commenced employment as the Company's Chief Financial Officer, Secretary and Treasurer effective December 1, 2006. The Company pays Mr. LaBarre a base salary of $205,000 per year pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement. Other Compensation relates to health benefits.

(4)
Mr. Vesey's salary earned from the October 3, 2006 acqusition of Concord Steel through December 31, 2006. The Company pays Mr. Vesey a base salary of $180,000 per year pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement. Other Compensation includes $100,000 for closing the acqusition of Concord Steel, $1,737 for three months of vehicle allowance and $6,050 for health benefits.

(5)
Mr. Ekern resigned as Chief Administrative Officer effective October 3, 2006. Other Compensation reflects his severance payment which was paid in full on January 2, 2007 pursuant to the terms of the resignation and severance agreement and general release dated December 11, 2006.

(6)	Ms. Luckfield resigned as Controller effective December 1, 2006.

Grants of Plan-Based Awards

The following table contains certain information regarding grants of plan based awards in fiscal year 2006 by each of the Named Executive Officers.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name(a)	Grant Date(b)	Committee Action Date	Threshold ($)(c)	Target $(d)	Maximum ($)(e)	Threshold ($)(f)	Target $(g)	Maximum ($)(h)	All Other Stock Awards: Number of Shares of Stock or Units (#)(i)	All Other Option Awards: Number of Securities Underlying Options (#)(j)	Exercise or Base Price of Option Awards ($/Sh)(k)
Warren B. Kanders	9/22/2006	—	—	—	—	—	—	—	—	—	—
Albert W. Weggeman	10/3/2006	—	75,000	75,000	75,000	—	—	—	—	2,491,419	1,594,508
Jonathan LaBarre	12/1/2006	—	51,833	51,833	51,833	—	—	—	—	250,000	640,000
Paul Vesey	10/3/2006	—	125,000	125,000	125,000	21,177	21,177	21,177	147,059	—	—
Nigel P. Ekern	—	—	—	—	—	—	—	—	—	—	—
Susan Luckfield	—	—	—	—	—	—	—	—	—	—	—

Outstanding Equity Awards at Fiscal Year End

The following table contains certain information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2006.

	Option Award					Stock Awards
Name(a)	Number of Securities Underlying Unexercised Options (#) Exercisable(b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexcercised Unearned Options (#)(d)	Option Exercise Price ($)(e)	Option Expiration Date(f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(j)
Warren B. Kanders	—	—	—	—	—	—	—	—	—
Albert W. Weggeman	69,206	2,422,213	—	0.64	9/22/2016	—	—	—	—
Jonathan LaBarre	—	250,000	—	2.56	10/03/2016	—	—	—	—
Paul Vesey	—	—	—	—	—	147,059	360,295	—	—
Nigel P. Ekern	—	—	—	—	—	121,528	297,744	—	—
	—	—	—	—	—	44,445	108,890	—	—
Susan Luckfield	17,000	33,000	—	0.74	12/31/2014	—	—	—	—

Option Exercises and Stock Vested During Fiscal 2006

The following table contains certain information concerning stock options and stock awards that vested by the Named Executive Officers at December 31, 2006.

	Option Awards		Stock Awards
Name(a)	Number of Shares Acquired on Exercise (#)(b)	Value Realized on Exercise ($)(c)	Number of Shares Acquired on Vesting (#)(d)	Value Realized on Vesting ($)(e)
Warren B. Kanders	—	—	—	—
Albert W. Weggeman	—	—	—	—
Jonathan LaBarre	—	—	—	—
Paul Vesey (1)	—	—	11,765	21,177
Nigel P. Ekern	—	—	—	—
Susan Luckfield	—	—	—	—

(1) Mr. Vesey was granted 158,824 options to purchase shares of common stock on October 3, 2006 of which 11,765 vested as of the grant date.

Pension Benefits - Fiscal 2006

There were no pension benefits earned by our Named Executive Officers during the year ended December 31, 2006.

Nonqualified Deferred Compensation - Fiscal 2006

There were no nonqualified deferred compensation benefits earned by our Named Executive Officers during the year ended December 31, 2006.

Potential Payments Upon Termination or Change of Control

The tables below reflect the amount of compensation to each of the Named Executive Officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each Named Executive Officer upon voluntary termination; retirement; involuntary not-for-cause termination; involuntary for cause termination; termination following a change of control; retention following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, he may be entitled to receive amounts earned during his term of employment.

Payments Made Upon Retirement

In the event of the retirement of a Named Executive Officer, no additional benefits are paid.

Payments Made Upon a Change of Control

Upon a change of control, in addition to the benefits listed under the heading “Payments Made Upon Termination”, stock option and restricted stock awards granted to the Named Executive Officers under our 1999 Equity Stock Plan will generally automatically vest become exercisable except to the extent such awards are not assumed by the successor company or replaced with a comparable award. In addition, in the event that any stock options or restricted stock granted under our 1999 Equity Incentive Plan is assumed by a successor company and within 18 months after the change of control the Named Executive Officer employment is involuntarily terminated, then all such stock options or restricted stock shall automatically become fully vested and exercisable.

Generally, pursuant to the 1999 Equity Incentive Plan, a change of control is deemed to occur in the event that:

•	the current members of the Board cease to constitute fewer than two-thirds of the Board;

•
the Company shall have been sold by either (i) a sale of all or substantially all its assets, or (ii) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (iii) a tender offer, whether solicited or unsolicited; or

•
any party, other than the Company, is or becomes the “beneficial owner” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of voting securities representing 50% or more of the total voting power of the Company.

Albert W. Weggeman

The following table shows the potential payments upon termination or a change of control of the Company for Albert W. Weggeman, the Company’s President and Chief Executive Officer.

Executive Benefits Upon payments Upon Separation	Voluntary Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($)		Change-in- Control and Termination on 12/31/06 ($)		Change in Control Retention on 12/31/06 ($)
Compensation
Cash Severance Salary	—	300,000	(1)	—		—
Stock Options	—	—		—		—
Restricted Stock	—	—		3,000,000	(2)	—
Total	—	300,000		3,000,000		—

(1)	Mr. Weggeman to receive one year base salary pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	Mr. Weggeman’s unvested shares of restricted stock will fully vest and valued using the December 31, 2006 market price of $2.45 per share.

Jonathan LaBarre

The following table shows the potential payments upon termination or a change of control of the Company for Jonathan LaBarre, the Company’s Chief Financial Officer, Secretary and Treasurer.

Executive Benefits Upon payments Upon Separation	Voluntary Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($) (e)		Change-in- Control and Termination on 12/31/06 ($) (f)		Change in Control Retention on 12/31/06 ($)
Compensation
Cash Severance Salary	—	205,000	(1)	—		—
Stock Options	—	—			(2)	—
Restricted Stock	—	—		—		—
Total	—	205,000	(1)	—		—

(1)	Mr. LaBarre to receive one year base salary pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)
Mr. LaBarre’s unvested stock options will be accelerated. No amount was entered in the above chart due to the December 31, 2006 market price of $2.45 per share being greater than the exercise price of Mr. LaBarre’s stock options.

Paul Vesey

The following table shows the potential payments upon termination or a change of control of the Company for Paul Vesey, the Company’s President of Concord Steel.

Executive Benefits Upon payments Upon Separation	Voluntary Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($)		Change-in- Control and Termination on 12/31/06 ($)		Change in Control Retention on 12/31/06 ($)
Compensation
Cash Severance Salary	—	495,000	(1)	495,000	(1)	495,000	(1)
Stock Options	—	—		—		—
Restricted Stock	—	264,706	(2)	264,706	(2)	264,706	(2)
Total	—	759,706		759,706		759,706

(1)
Mr. Vesey to receive two years and nine months base salary of $180,000 per year pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	Mr. Vesey’s unvested shares of restricted shares will be accelerated and valued using the December 31, 2006 market price of $2.45.

Warren B. Kanders

Pursuant to the terms of the consulting agreement, dated September 22, 2006, by and between Net Perceptions and Kanders & Company, upon a “change-in-control” (as defined in the consulting agreement), Kanders & Company will be entitled to a one-time lump sum cash payment equal to three times the average amount Kanders & Company received during the two fiscal years preceding such “change-in-control,” subject to certain limitations as set forth in the consulting agreement. Upon the death or permanent disability of Mr. Kanders, the Company agreed to make a one time lump sum cash payment to Kanders & Company equal to that amount Kanders & Company would be entitled to receive upon a “change-in-control”. Upon payment of the amounts due to Kanders & Company either upon the occurrence of a “change-in-control”, or upon the death or permanent disability of Mr. Kanders, the consulting agreement will terminate. Mr. Kanders is the sole stockholder of Kanders & Company. The terms of the consulting agreement are discussed under the heading “Certain Relationships and Related Transactions” in this Proxy Statement.

Nigel P. Ekern

On December 11, 2006, the Company entered into a Resignation and Severance Agreement and General Release (the "Agreement") with Mr. Nigel P. Ekern, our Chief Administrative Officer, which provides that Mr. Ekern's employment with the Company is terminated effective as of December 31, 2006, and he shall receive a severance payment of $250,000, to be paid over a period of one year. Additionally, all unvested options shall fully vest on December 15, 2006 (the "Option Vesting Date"), all options shall terminate at the earlier of (i) the termination date set forth in the option agreements or (ii) December 31, 2007, and all restrictions on transfer of shares acquirable upon exercise of options shall terminate as of the Option Vesting Date. Also under the terms of the Agreement, all restricted stock awards and shares of restricted stock which are not presently vested in full as of January 1, 2007 (the "RSA Vesting Date"), and all restrictions on the transfer of shares of restricted stock shall expire on the RSA Vesting Date. The Agreement further provides that Mr. Ekern has agreed to customary confidentiality, non-disparagement, assignment-of-inventions, and non-competition provisions, and has given the Company a general release. All provisions of Mr. Ekern's prior employment agreement with the Company, dated as of May 1, 2006, have been terminated.

Executive Benefits Upon payments Upon Separation	Voluntary Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($)	Change-in- Control and Termination on 12/31/06 ($)	Change in Control Retention on 12/31/06 ($)
Compensation
Cash Severance Salary	350,000	—	350,000	—
Stock Options	—	—	—	—
Restricted Stock	91,693	—	91,693	—
Total	441,693	—	441,693	—

Susan Luckfield

The following table shows the potential payments upon termination or a change of control of the Company for Susan Luckfield, the Company’s former Controller.

Executive Benefits Upon payments Upon Separation	Voluntary Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($)	Change-in- Control and Termination on 12/31/06 ($)		Change in Control Retention on 12/31/06 ($)
Compensation
Cash Severance Salary	—	—	—		—
Stock Options	—	—	28,499	(1)	—
Restricted Stock	—	—	—		—
Total	—	—	28,499		—

(1)	Ms. Luckfield served as our Controller until the commencement of Mr. LaBarre's employment with the Company effective December 1, 2006.

(2)	Ms. Luckfield's unvested stock options will be accelerated and valued using the December 31, 2006 market price of $2.45.

EMPLOYMENT AGREEMENTS

Albert W. Weggeman

On September 22, 2006, we entered into an employment agreement with Albert W. Weggeman which provides that he will serve as our President and Chief Executive Officer for a three year term that commenced on October 3, 2006, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $300,000. The Compensation Committee and the Board of Directors shall review Mr. Weggeman’s base salary annually and, based on a number of factors, including, without limitation, Net Perceptions’ performance and Mr. Weggeman’s performance, may in their sole and absolute discretion, increase Mr. Weggeman’s base salary. In addition, Mr. Weggeman is entitled to receive annual and other bonuses as may be determined in the sole discretion of the Compensation Committee and the Board of Directors.

In the event Mr. Weggeman’s employment is terminated by Net Perceptions without “cause” (as such term is defined in his employment agreement) or if Net Perceptions fails to renew or extend the term of his employment agreement, and the Net Perceptions so elects, and Mr. Weggeman has complied with the terms of his employment agreement, Net Perceptions may continue to pay Mr. Weggeman his base compensation for up to an additional 12 months. In addition, Mr. Weggeman’s employment agreement may be terminated at Net Perceptions’ option for “cause” (as such term is defined in his employment agreement).

Mr. Weggeman’s employment agreement contains a non-competition covenant and non-solicitation provisions (relating to Net Perceptions’ employees and customers) effective during the term of his employment and for one year after any termination of Mr. Weggeman’s employment and for the duration of any extended severance period in the event of termination of employment without cause due to failure to renew or extend the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Weggeman received a non-plan option to purchase 2,491,419 shares of Net Perceptions’ common stock, having an exercise price equal to $0.64 per share, of which (i) 1,245,709 shares shall vest in three equal installments commencing on the first anniversary of the date of grant; (ii) 415,237 shares shall vest if Net Perceptions’ EBITDA (based upon its audited financial statements) for the year ending December 31, 2007, is not less than $13,800,000, or if EBITDA for the two years ending December 31, 2008 is not less than $29,500,000; (iii) 415,237 shares shall vest if EBITDA for the year ending December 31, 2008, is not less than $15,700,000, or if EBITDA for the two years ending December 31, 2009 is not less than $32,900,000; and (iv) 415,236 shares shall vest if EBITDA for the year ending December 31, 2009, is not less than $17,200,000, or if Net Perceptions (in its absolute discretion) elects to extend or renew Mr. Weggeman's employment for an additional three-year term, and the EBITDA for the two years ending December 31, 2010, exceeds a target to be determined by the Net Perceptions and set forth in such extended or renewed employment agreement. In addition, Mr. Weggeman may be entitled, during the term of the employment agreement, to receive additional options, at such exercise prices and other terms as the Compensation Committee of the Board may, in its sole and absolute discretion, determine. Pursuant to the terms of the employment agreement, Mr. Weggeman also received, under our 1999 Equity Incentive Plan, the following amounts of shares of Net Perceptions’ restricted common stock (the “Restricted Stock”): (i) $1,000,000 of Restricted Stock upon Net Perceptions achieving annual earnings before interest, taxes, depreciation and amortization, as computed by Net Perceptions on or prior to its filing of its annual report on Form 10-K, on a consistent basis (“EBITDA”) of at least $25,000,000 in a fiscal year of Net Perceptions; (ii) $1,000,000 of Restricted Stock shall be granted upon Net Perceptions achieving annual EBITDA of at least $50,000,000 in a fiscal year of Net Perceptions; and (iii) $1,000,000 shall be granted upon Net Perceptions achieving annual EBITDA of at least $75,000,000 in a fiscal year of Net Perceptions. Each of the grants specified in (i)-(iii) above are one-time grants which vest on the date on which the Company’s Form 10-K is filed in respect of the fiscal year for which the grant is being made and the grant price will be the closing price of shares of Net Perceptions’ common stock on the principal exchange on which it is traded on such date. Additionally, pursuant to the terms of the employment agreement, Mr. Weggeman agreed not to sell, pledge, hypothecate or otherwise transfer the Restricted Stock within a one year period after grant without the consent of the Board of Directors.

During the term of his employment, Mr. Weggeman shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Net Perceptions’ medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time. Net Perceptions’ retains the right to terminate or alter any such plans or policies from time to time. Mr. Weggeman shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Net Perceptions from time to time in effect for personnel with commensurate duties.

Jonathan LaBarre

On December 1, 2006, we entered into an employment agreement with Jonathan LaBarre which provides that he will serve as our Chief Financial Officer and Principal Financial Officer for a three year term, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $205,000 and a one-time bonus in the amount of $45,000 payable upon the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2006. The Compensation Committee and the Board of Directors shall review Mr. LaBarre’s base salary annually and, based on a number of factors, including, without limitation, Net Perceptions’ performance and Mr. LaBarre’s performance, may in their sole and absolute discretion, increase Mr. LaBarre’s base salary. In addition, Mr. LaBarre is entitled to receive annual and other bonuses as may be determined in the sole discretion of the Compensation Committee and the Board of Directors.

In the event Mr. LaBarre’s employment is terminated by Net Perceptions without “cause” (as such term is defined in his employment agreement) or if Net Perceptions fails to renew or extend the term of his employment agreement, and the Net Perceptions so elects, and Mr. LaBarre has complied with the terms of his employment agreement, Net Perceptions may continue to pay Mr. LaBarre his base compensation for up to an additional 12 months. In addition, Mr. LaBarre’s employment agreement may be terminated at Net Perceptions’ option for “cause” (as such term is defined in his employment agreement).

Mr. LaBarre’s employment agreement contains a non-competition covenant and non-solicitation provisions (relating to Net Perceptions’ employees and customers) effective during the term of his employment and for one year after any termination of Mr. LaBarre’s employment and for the duration of any extended severance period in the event of termination of employment without cause due to failure to renew or extend the employment agreement.

Pursuant to the terms of the employment agreement, Mr. LaBarre received an option under Net Perceptions’ 1999 Equity Incentive Plan to purchase 250,000 shares of Net Perceptions’ common stock, having an exercise price of $2.56, of which (i) 125,000 shares shall vest in three equal annual installments commencing on the first anniversary of the date of grant; (ii) 41,668 shares shall vest if Net Perceptions’ EBITDA (as reflected in its audited financial statements) for the year ending December 31, 2007, is not less than $13,800,000, or if EBITDA for the two years ending December 31, 2008 is not less than $29,500,000; (iii) 41,666 shares shall vest if EBITDA for the year ending December 31, 2008, is not less than $15,700,000, or if EBITDA for the two years ending December 31, 2009 is not less than $32,900,000; and (iv) 41,666 shares shall vest if EBITDA for the year ending December 31, 2009, is not less than $17,200,000, or if Net Perceptions’ (in its absolute discretion) elects to extend or renew Mr. LaBarre's employment for an additional three-year term, and the EBITDA for the two years ending December 31, 2010, exceeds a target to be determined by Net Perceptions’ and set forth in such extended or renewed employment agreement. In addition, Mr. LaBarre may be entitled, during the term of the employment agreement, to receive additional options, at such exercise prices and other terms as the Compensation Committee of the Board may, in its sole and absolute discretion, determine.

During the term of his employment, Mr. LaBarre shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Net Perceptions’ medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time. Net Perceptions’ retains the right to terminate or alter any such plans or policies from time to time. Mr. LaBarre shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Net Perceptions from time to time in effect for personnel with commensurate duties.

Paul Vesey

On October 3, 2006, we entered into an employment agreement with Paul Vesey which provides that he will serve as the President and General Manager of Concord Steel for a three year term, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $180,000 and a one-time bonus in the amount of $125,000, if Net Perceptions exceeds revenues of $80,700,000 for the 2006 fiscal year, payable upon the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2006. The Compensation Committee and the Board of Directors shall review Mr. Vesey’s base salary annually and, based on a number of factors, including, without limitation, Net Perceptions’ performance and Mr. Vesey’s performance, may in their sole and absolute discretion, increase Mr. Vesey’s base salary. In addition, Mr. Vesey is entitled to receive annual and other bonuses as may be determined in the sole discretion of the Compensation Committee and the Board of Directors.

In the event Mr. Vesey’s employment is terminated by Net Perceptions without “cause” (as such term is defined in his employment agreement), Mr. Vesey is entitled to receive his base compensation for the remainder of the term and all of his unvested stock awards shall vest at the end the applicable non-compete period as set forth in his employment agreement. In the event that Net Perceptions fails to renew or extend the term of Mr. Vesey’s employment agreement, and Mr. Vesey has complied with the terms of the employment agreement, Net Perceptions will continue to pay Mr. Vesey his base compensation for up to an additional 12 months. In addition, Mr. Vesey’s employment agreement may be terminated at Net Perceptions’ option for “cause” (as such term is defined in his employment agreement).

Mr. Vesey’s employment agreement contains a non-competition covenant and non-solicitation provisions (relating to Net Perceptions’ employees and customers) effective during the term of his employment and for one year after any termination of Mr. Vesey’s employment and for the duration of any extended severance period in the event of termination of employment without cause due to failure to renew or extend the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Vesey received the following amounts of Restricted Stock under Net Perceptions’ 1999 Equity Incentive Plan: (i) 147,059 shares of Restricted Stock, which shall vest upon the occurrence of any of the following: (i) the Company achieving revenues of at least $90,000,000 for the fiscal year ending December 31, 2007, (ii) the Company achieving gross profit of at least $18,600,000 for the fiscal year ending December 31, 2007 or (iii) the Company achieving EBITDA of at least $14,800,000 for the fiscal year ending December 31, 2007 and (ii) 11,765 shares of fully vested Restricted Stock upon the commencement date. The grant specified in (i) above is a one-time grant which vests on the date on which the Company’s Form 10-K is filed in respect of the fiscal year for which the grant is being made and the grant price will be the closing price of shares of Net Perceptions’ common stock on the principal exchange on which it is traded on such date. Additionally, pursuant to the terms of the employment agreement, Mr. Vesey agreed not to sell, pledge, hypothecate or otherwise transfer the Restricted Stock within a one year period after grant without the consent of the Board of Directors.

During the term of his employment, Mr. Vesey shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Net Perceptions’ medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time. Net Perceptions’ retains the right to terminate or alter any such plans or policies from time to time. Mr. Vesey shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Net Perceptions from time to time in effect for personnel with commensurate duties.

Nigel P. Ekern

On May 1, 2006, the Company entered into an employment agreement with its Chief Administrative Officer, Mr. Nigel P. Ekern, for an indefinite term, terminable on notice at the election of the Company or Mr. Ekern, at a salary of $75,000 per year, plus performance bonuses, if any, which may be awarded by the Board of Directors in its discretion. His duties under the agreement require him to serve as an executive of the Company, and to devote only such time as is necessary to the performance of his duties. If Mr. Ekern is terminated without cause by the Company (other than upon a change of control), he is entitled to 12 months' severance pay. Under the agreement, Mr. Ekern agreed that he will not sell any shares of the Company’s securities granted to him under any stock incentive plan or similar plan until after his termination date.

Compensation Committee Report

The Company’s Compensation Committee of the Board (the “Compensation Committee”) has submitted the following report for inclusion in this Proxy Statement:

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

MEMBERS OF THE COMPENSATION COMMITTEE

Nicholas Sokolow (Chairman)
David A. Jones

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2006, none of the members of our Compensation Committee, (i) served as an officer or employee of Net Perceptions or its subsidiaries, (ii) was formerly an officer of Net Perceptions or its subsidiaries or (iii) entered into any transactions with Net Perceptions or its subsidiaries. During fiscal 2006, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Net Perceptions.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information regarding our equity plans as of December 31, 2006:

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity comensation plans (excluding securities reflected in column (A)
Equity compensation plans approved by security holders	470,661	$1.65	1,272,754	(1)

Equity compensation plans not approved by security holders (2) (3)	2,491,419	$0.64	490,043
Total	2,962,080	$0.80	1,762,797

(1)
In addition to stock options, awards under our 1999 Equity Incentive Plan (the “1999 Plan”) may take the form of restricted stock, stock appreciation rights and stock units as specified in such plan. If such awards are granted, they will reduce the number of shares of common stock available for issuance pursuant to future stock option awards. 674,955 shares of restricted stock have been issued from the 1999 Plan in 2004 and 2005 and therefore reduced the number of shares common stock available for future issuance.

(2)
The Company’s 2000 Stock Plan (the “2000 Plan”) was adopted by the Board effective April 20, 2000. The Company has reserved 500,000 shares of common stock for issuance under the 2000 Plan. Nonstatutory options and restricted stock awards may be granted under the 2000 Plan to employees of the Company (or any parent or subsidiary corporation) who are neither officers nor Board members at the time of grant or consultants. All option grants will have an exercise price per share equal to not less than 85% of the fair market value per share of common stock on the grant date. Each option will vest in installments over the optionee’s period of service with the Company. The purchase price for newly issued restricted shares awarded under the 2000 Stock Plan may be paid in cash, by promissory note or by the rendering of past or future services. Outstanding options will vest on an accelerated basis in the event the Company is acquired and those options are not assumed or replaced by the acquiring entity. An option or award will become fully exercisable or fully vested if the holder’s employment or service is involuntarily terminated within 18 months following the acquisition. The Board may amend or terminate the 2000 Plan at any time. The 2000 Plan will continue in effect indefinitely unless the Board decides to terminate it.

(3)
Includes a non-plan option to purchase 2,491,419 shares of Net Perceptions’ common stock, having an exercise price equal to $0.64 per share, that were issued to Mr. Weggeman pursuant to the terms of his employment agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2006 fiscal year were timely filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 22, 2006, the Company entered into an Equity Compensation Agreement (the “Compensation Agreement”) with Kanders & Company, Inc. for prior strategic, consulting, investment banking and advisory services to the Company in connection with Company’s asset redeployment strategy. As compensation for such past services, the Company agreed to issue to Kanders & Company 8,274,000 shares of its common stock. Pursuant to the terms and conditions of the Compensation Agreement, the Company granted “demand” and “piggyback” registration rights to Kanders & Company with respect to the shares of common stock that are issued under the Compensation Agreement.

Also, on September 22, 2006, the Company entered into a five year consulting agreement (the “Consulting Agreement”) with Kanders & Company, providing that Kanders & Company will render investment banking and financial advisory services to the Company on a non-exclusive basis, including strategic planning, assisting in the development and structuring of corporate debt and equity financings, introductions to sources of capital, guidance and advice as to (i) potential targets for mergers and acquisitions, joint ventures, and strategic alliances, including facilitating the negotiations in connection with such transactions, (ii) capital and operational restructuring, and (iii) shareholder relations. The Consulting Agreement provides for Kanders & Company to receive a fee equal to (i) $500,000 in cash per annum during the term of the Consulting Agreement, payable monthly, and (ii) 1% of the amount by which the Company’s revenues as reported in the Company’s Form 10-K, or if no such report is filed by the Company, as reflected in the Company’s audited financial statements for the fiscal year in question, exceeds $60,000,000, payable in shares of common stock of the Company (the “Stock Fee”) valued at the weighted average price of the Company’s common stock for the fiscal year in question. Upon a “change-in-control” (as defined in the Consulting Agreement), Kanders & Company will be entitled to a one-time lump sum cash payment equal to three times the average amount Kanders & Company received during the two fiscal years preceding such “change-in-control,” subject to certain limitations as set forth in the Consulting Agreement. Upon the death or permanent disability of Mr. Kanders, the Company agreed to make a one time lump sum cash payment to Kanders & Company equal to that amount Kanders & Company would be entitled to receive upon a “change-in-control”. Upon payment of the amounts due to Kanders & Company either upon the occurrence of a “change-in-control”, or upon the death or permanent disability of Mr. Kanders, the Consulting Agreement will terminate.

We occupy space made available to us at no cost by Kanders & Company, an entity owned and controlled by the Company’s Non-Executive Chairman, Warren B. Kanders. This arrangement can be terminated at any time.

During the year ended December 31, 2006, the Company reimbursed Clarus Corporation (“Clarus”), an entity it shares office space with, an aggregate of $65,000 for telecommunication, professional and general office expenses which Clarus incurred on behalf of the Company. Warren B. Kanders, our Non Executive Chairman, also serves as the Executive Chairman of Clarus.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major shareholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

PROPOSAL TWO

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION
TO CHANGE THE COMPANY’S NAME FROM NET PERCEPTION, INC. TO
“STAMFORD INDUSTRIAL GROUP, INC.”

INTRODUCTION

The Board of Directors has unanimously approved, and recommended to the stockholders, an amendment to the Company’s Certificate of Incorporation to change the Company’s name from Net Perceptions, Inc. to “Stamford Industrial Group, Inc.”

PURPOSES AND EFFECTS OF THE PROPOSAL

The Company has determined that it is in the best interests of the Company to change its name to “Stamford Industrial Group, Inc.” to more accurately reflect its current business model and the scope of its product offerings. Net Perceptions was formerly a provider of marketing software solutions and recently redeployed its assets with the October 3, 2006 acquisition of Concord Steel, a leading independent manufacturer of steel counter-weights and structural weldments. We are currently working to build a diversified global industrial manufacturing group through both organic and acquisition growth initiatives that will both complement and diversify existing business lines.

The change of the Company’s name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company’s stockholders be required to surrender or exchange any stock certificates that they currently hold as a result of the name change. If the Company’s name change is approved at the meeting, the Company expects to thereafter change its trading symbol on the OTC Pink Sheets Electronic Quotation Service. The Company’s new OTC Pink Sheets Electronic Quotation Service trading symbol will be determined at the time the name change becomes effective.

If this Proposal Two is approved by the stockholders, the Board of Directors will cause a Certificate of Amendment to the Company’s Certificate of Incorporation, the full text of which is set forth as Appendix A to this Proxy Statement, reflecting this adopted amendment to be filed with the Secretary of State of Delaware, and such Certificate of Amendment will be effective upon its filing.

The Board of Directors recommends that stockholders vote FOR the amendment to our Certificate of Incorporation to change the Company’s name from Net Perceptions, Inc. to “Stamford Industrial Group, Inc.”

VOTE REQUIRED

Approval of the change of the Company’s name from Net Perceptions, Inc. to “Stamford Industrial Group, Inc.” will require the affirmative vote of at least a majority of the outstanding shares of the Company’s common stock entitled to notice of and to vote at the 2007 Annual Meeting of Stockholders. If the stockholders do not approve this name change proposal, the Company’s name will remain Net Perceptions, Inc.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE
COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE
COMPANY’S NAME FROM NET PERCEPTIONS, INC. TO “STAMFORD
INDUSTRIAL GROUP, INC.”

PROPOSAL 3

APPROVAL AND ADOPTION OF 2007 STOCK INCENTIVE PLAN

The Board believes that the Company’s prior stock incentive plans have been effective in attracting qualified executives, key employees, directors and consultants to Net Perceptions and its subsidiaries and in providing long-term incentives and rewards to those individuals responsible for the success of Net Perceptions. The Board further believes that the awards granted under the Company’s prior stock incentive plans have provided an incentive that aligns the economic interests of executives, key employees, directors and consultants with those of Net Perceptions’ stockholders. The Board continues to believe that it is in Net Perceptions’ best interest to utilize these types of awards as an integral part of its compensation programs, and considers these programs to be key contributors to the ongoing success of Net Perceptions.

The Board of Directors believes that the adoption and approval of a new long-term stock incentive plan will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future and is in the best interests of Net Perceptions. Accordingly, the Board of Directors approved, subject to the approval of Net Perceptions’ stockholders, the 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”). Stockholder approval of the 2007 Stock Incentive Plan is desired, among other reasons, to ensure the tax deductibility by Net Perceptions of awards under the 2007 Stock Incentive Plan for purposes of Section 162(m) of the IRC.

The material features of the 2007 Stock Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2007 Stock Incentive Plan, the full text of which is set forth as Appendix B to this proxy statement.

ADMINISTRATION

The 2007 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors of Net Perceptions. All members of the Committee are non-employee directors of Net Perceptions. The Committee has the authority to determine, within the limits of the express provisions of the 2007 Stock Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. With respect to employees who are not subject to Section 16 of the Exchange Act, the Committee may delegate its authority under the 2007 Stock Incentive Plan to one or more officers or employees of Net Perceptions. To the extent not otherwise provided for under Net Perceptions’ Certificate of Incorporation, as amended, and By-laws, as amended, members of the Committee are entitled to be indemnified by Net Perceptions with respect to claims relating to their actions in the administration of the 2007 Stock Incentive Plan, except in the case of willful misconduct. Subject to the provisions of the 2007 Stock Incentive Plan, any power, authority or discretion granted to the Compensation Committee may also be taken by the Board of Directors of Net Perceptions.

TYPES OF AWARDS

Awards under the 2007 Stock Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted units and performance awards.

Stock Options. The Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the IRC.

The exercise price for stock options will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of Net Perceptions’ common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of Net Perceptions on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of Net Perceptions on the date of grant, the exercise period may not exceed five years. The 2007 Stock Incentive Plan provides for earlier termination of stock options upon the participant’s termination of employment, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Committee’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of Net Perceptions’ common stock held by the participant for at least six months (or such other shares of common stock as the Committee may permit), a combination of cash and shares of stock or in any other form of consideration acceptable to the Committee (including one or more “cashless” exercise forms).

Stock Appreciation Rights. SARs may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of common stock, or a combination thereof, as determined by the Committee. The exercise price for a SAR will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of Net Perceptions’ common stock on the date when the SAR is granted. SARs must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant.

Restricted Shares and Restricted Units. The Committee may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted share and restricted unit awards are determined by the Committee.

For participants who are subject to Section 162(m) of the IRC, the performance targets described in the preceding two paragraphs may be established by the Committee, in its discretion, based on one or more of the following measures: revenue; net revenue; revenue growth; net revenue growth; EBITDA; adjusted EBITDA; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives (the “Performance Goals”).

The above terms shall have the same meaning as in Net Perceptions’ financial statements, or if the terms are not used in Net Perceptions’ financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Performance Awards. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from Net Perceptions, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock, stock units or a combination thereof, as determined by the Committee.

Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee. With respect to participants subject to Section 162(m) of the IRC, the applicable performance targets shall be established, in the Committee’s discretion, based on one or more of the Performance Goals described under the section titled “Restricted Shares and Restricted Units.” To the extent that a participant is not subject to Section 162(m) of the IRC, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets.

ELIGIBILITY AND LIMITATION ON AWARDS

The Committee may grant awards to any officer, key employee, director, consultant, independent contractor or advisor of Net Perceptions or its affiliates. It is presently contemplated that approximately twelve persons will be eligible to receive awards. In any calendar year, no participant may receive awards for more than 2,500,000 shares of the Company’s common stock.

AWARDS GRANTED UNDER THE 2007 STOCK INCENTIVE PLAN

As of the date hereof, no specific awards have been granted or are contemplated under the 2007 Stock Incentive Plan. In addition, if the 2007 Stock Incentive Plan is approved by our stockholders and certain performance targets are achieved by Net Perceptions, our executive officers will be entitled to the stock bonus awards issued under the 2007 Stock Incentive Plan as described under the heading “2007 Award” under Proposal No. 4 below regarding approval of the 2007 Annual Incentive Plan; provided, however, in the event the awards are issuable by Net Perceptions, it may in its discretion, determine to cash settle such awards by paying to the recipients of such awards cash in an amount equal to the value of such shares on the date they would have been issuable. As a result of the discretionary nature of the 2007 Stock Incentive Plan, it is not possible to state who the participants in the 2007 Stock Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

SHARES SUBJECT TO THE 2007 STOCK INCENTIVE PLAN

An aggregate of 10,000,000 shares of common stock is reserved for issuance and available for awards under the 2007 Stock Incentive Plan, subject to an automatic annual increase equal to 4% of the total number of shares of Net Perceptions’ common stock outstanding (the “Annual Share Increase”). No more than 2,500,000 of the total shares of common stock available for issuance under the 2007 Stock Incentive Plan may be granted in the form of restricted shares, restricted units or performance awards, subject to an automatic annual increase, beginning with January in year 2008 and continuing through January in year 2017, equal to 75% of the total number of shares of Net Perceptions’ common stock increased pursuant to the Annual Share Increase. Shares of common stock not actually issued (as a result, for example, of the lapse of an option) are available for additional grants. Shares surrendered to or withheld by Net Perceptions in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award may be the subject of a new award under the 2007 Stock Incentive Plan. Shares to be issued or purchased under the 2007 Stock Incentive Plan may be either authorized but unissued common stock or treasury shares. Shares issued with respect to awards assumed by Net Perceptions in connection with acquisitions do not count against the total number of shares available under the 2007 Stock Incentive Plan. Shares of common stock not actually issued (as a result, for example, of the lapse of an option) are available for additional grants. Shares surrendered to or withheld by Net Perceptions in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award may be the subject of a new award under the 2007 Stock Incentive Plan. Shares to be issued or purchased under the 2007 Stock Incentive Plan may be either authorized but unissued common stock or treasury shares. Shares issued with respect to awards assumed by Net Perceptions in connection with acquisitions do not count against the total number of shares available under the 2007 Stock Incentive Plan.

ANTI-DILUTION PROTECTION

In the event of any changes in the capital structure of Net Perceptions, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the 2007 Stock Incentive Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the 2007 Stock Incentive Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

AMENDMENT AND TERMINATION

The Board of Directors may at any time amend or terminate the 2007 Stock Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the 2007 Stock Incentive Plan without the consent of the recipient. No awards may be made under the 2007 Stock Incentive Plan after the tenth anniversary of its effective date. Certain provisions of the 2007 Stock Incentive Plan relating to performance-based awards under Section 162(m) of the IRC will expire on the fifth anniversary of the effective date.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences of the issuance and/or exercise of awards under the 2007 Stock Incentive Plan are as described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. The 2007 Stock Incentive Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the IRC. A recipient who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the recipient disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) Net Perceptions will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Net Perceptions will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Non-qualified Stock Options. The recipient of a non-qualified stock option under the 2007 Stock Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. Net Perceptions generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights. A recipient who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of Net Perceptions’ common stock from the date of grant of the SAR to the date of exercise); and (b) Net Perceptions will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Restricted Shares. A recipient will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the IRC to include in income the fair market value of the restricted shares as of the date of such transfer. Net Perceptions will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by Net Perceptions unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by Net Perceptions.

Restricted Units. A participant will normally not recognize taxable income upon an award of restricted units, and Net Perceptions will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and Net Perceptions will be entitled to a deduction in the same amount.

Performance Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. Net Perceptions also will then be entitled to a deduction in the same amount.

EFFECTIVE DATE

The 2007 Stock Incentive Plan shall be effective immediately on the date of its approval by the stockholders of Net Perceptions. If not approved by the stockholders, no awards will be made under the 2007 Stock Incentive Plan. If and when the 2007 Stock Incentive Plan becomes effective, Net Perceptions’ 1999 Equity Incentive Plan and 2000 Stock Plan will be frozen such that no further awards will be made under our existing stock incentive plans, and any shares of common stock then remaining available for grant under such plans will be canceled. However, shares of common stock subject to outstanding awards granted under our existing stock incentive plans prior to the effective date of the 2007 Stock Incentive Plan will remain available for issuance under our existing stock incentive plans, and our existing stock incentive plans will remain in effect after the effective date of the 2007 Stock Incentive Plan to the extent necessary to administer such previously granted awards.

VOTE REQUIRED

Approval of the 2007 Stock Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting of Stockholders, assuming the presence of a quorum. If the stockholders do not approve the 2007 Stock Incentive Plan, it will not be implemented, but Net Perceptions reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of Net Perceptions and its stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 2007 STOCK INCENTIVE PLAN.

PROPOSAL 4

APPROVAL AND ADOPTION OF THE 2007 ANNUAL INCENTIVE PLAN

Net Perceptions’ Board of Directors has adopted the 2007 Annual Incentive Plan and is submitting the 2007 Annual Incentive Plan to the stockholders for approval. The following summary of the 2007 Annual Incentive Plan is qualified in its entirety by reference to the complete text of the 2007 Annual Incentive Plan, which is attached to this Proxy Statement as Appendix C. The 2007 Annual Incentive Plan will become effective as of the date that it is approved by the stockholders.

Section 162(m) of the IRC limits the tax deduction available to a public company for compensation paid to certain executive officers, unless the compensation qualifies as “performance based.” The Board of Directors believes that in light of Section 162(m) of the IRC, it is desirable to adopt an incentive bonus plan to provide for objective performance goals, and to submit the plan for stockholder approval. This will enable the awards paid to these executives under the 2007 Annual Incentive Plan to qualify as “performance based” compensation for purposes of Section 162(m) of the IRC, and thereby continue to be deductible by Net Perceptions without regard to the deduction limit otherwise imposed by Section 162(m) of the IRC.

Purpose. The purpose of the 2007 Annual Incentive Plan is to increase incentives for key employees to attain and maintain high standards of performance, to attract and retain employees of outstanding competence and ability and to provide a means whereby these employees can contribute to the growth, profitability and increased shareholder value of Net Perceptions.

Administration. The Compensation Committee has been designated to administer the 2007 Annual Incentive Plan. The Committee will interpret the 2007 Annual Incentive Plan, prescribe, amend, and rescind rules relating to it, select eligible participants, and take all other actions necessary for its administration, which actions will be final and binding upon all participants. To the extent not otherwise provided for under Net Perceptions’ Certificate of Incorporation and Amended and Restated By-laws, members of the Committee are entitled to be indemnified by Net Perceptions with respect to claims relating to their actions in the administration of the 2007 Annual Incentive Plan, so long as such action is taken in good faith and within the scope of the Committee’s authority under the 2007 Annual Incentive Plan. In addition, the Committee may delegate its authority and responsibility under the 2007 Annual Incentive Plan to the full Board or to employees of Net Perceptions, subject to the requirements and limitations of Section 162(m) of the IRC.

Selection of Participants. For each calendar year or other applicable period chosen by the Committee for measuring performance with respect to an award under the 2007 Annual Incentive Plan (the “Performance Period”), the Committee will designate the participants who will be eligible to receive a bonus award under the 2007 Annual Incentive Plan for such period. Awards may be granted to key executive employees of Net Perceptions, including those employees who are deemed to qualify as “covered employees” as defined in Section 162(m) of the IRC (approximately three individuals as of March 31, 2007). The Committee will make its determination of participants prior to the commencement of the Performance Period, or at such other time as permitted by Section 162(m) of the IRC.

Performance Objectives. For each Performance Period, the Committee will establish the applicable performance objectives prior to, or reasonably promptly following the commencement of the Performance Period. With respect to any participant who is a covered employee for purposes of Section 162(m) of the IRC, the Committee will establish such performance objectives in writing no later than the first ninety (90) days of the Performance Period (or before expiration of 25% of the Performance Period if the Performance Period is less than one year), or at such other time as permitted by Section 162(m) of the IRC. The performance objectives selected will be relative or absolute measures of any one or more of the “Business Criteria” described below. The performance objectives will, subject to the required certification described below, state an objective method for computing the amount of the award payable to the participant upon attainment of the performance objectives. The formula will set the target level of performance required for the performance objectives to be attained.

A performance objective may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures.

Business Criteria. The business criteria for purposes of the 2007 Annual Incentive Plan are specified levels of one or more of the following: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); Adjusted EBITDA; Adjusted Business Unit EDITDA; EBITDA growth, Adjusted Business Unit EBITDA growth, and Adjusted EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; successful completion of acquisitions; and confidential business unit objectives.

The above terms shall have the same meaning as in Net Perceptions’ financial statements, or if the terms are not used in Net Perceptions’ financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Award Certification. Upon completion of the applicable Performance Period, the Committee will certify in writing prior to payment of the award that the performance objective has been attained and the award is payable. With respect to Committee certification, approved minutes of the meeting in which the certification is made will be treated as written certification.

Maximum Award Payable. With respect to awards to be settled in cash, a participant will not be granted awards in any calendar year that would allow the participant to earn a cash payment in excess of $1,000,000 in the aggregate. With respect to awards to be settled in stock, a participant will not be granted awards in any calendar year that would permit the participant in the aggregate to receive stock in excess of the applicable annual limit contained in the stock incentive plan from which the stock settling the award is to be issued.

Discretion to Adjust Awards. The Committee, in its sole and absolute discretion, may increase or reduce the amount of any award at any time and for any reason. With respect to any award to a participant who is a covered employee for purposes of Section 162(m) of the IRC, the Committee may only reduce or eliminate the amount of such award. In addition, the Committee may adjust performance objectives, the terms of awards or both, to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of Net Perceptions into another corporation, any consolidation of Net Perceptions into another corporation, any separation of Net Perceptions (including a spin-off or the distribution of stock or property of Net Perceptions), any reorganization of Net Perceptions or a large, special and non-recurring dividend paid or distributed by Net Perceptions, (iii) any partial or complete liquidation of Net Perceptions, or (iv) a change in accounting or other relevant rules or regulations (but only to the extent such change occurs during the applicable period in which performance objectives may be established under Section 162(m) of the IRC as described above under Performance Objectives). However, any adjustment with respect to an award to a participant who is a covered employee for purposes of Section 162(m) of the IRC must be consistent with the deductibility of awards under Section 162(m) of the IRC and regulations thereunder. Notwithstanding the foregoing, the Committee may provide for payment of a full or partial award prior to completion of a Performance Period upon the occurrence of a “Change-of-Control Event” (as defined in the 2007 Annual Incentive Plan).

Payment of Awards. Awards will be paid to participants in lump sum cash payments as soon as administratively practicable after the completion of the Performance Period and after the Committee certifies that the awards are payable. The 2007 Annual Incentive Plan permits deferral of the receipt of awards to the extent permitted under another plan or arrangement provided by Net Perceptions and consistent with the deferred compensation requirements of Section 409A of the IRC.

Stockholder Approval. No award will be payable under the 2007 Annual Incentive Plan unless the 2007 Annual Incentive Plan is approved by the stockholders in accordance with Section 162(m) of the IRC and the  regulations promulgated  thereunder.

Amendment and Termination of the 2007 Annual Incentive Plan. Net Perceptions’ Board of Directors may amend or terminate the 2007 Annual Incentive Plan at any time, except that that the Board may not amend the 2007 Annual Incentive Plan in any manner that (i) requires approval by stockholders under applicable law, regulations or exchange rules without obtaining such approval, or (ii) substantially alters or impairs any award previously made under the 2007 Annual Incentive Plan, without the participant’s consent.

2007 Award. Under the 2007 Annual Incentive Plan, the Board of Directors may determine to make awards to specified executive officers of Net Perceptions based on a number of performance criteria including, but not limited to, adjusted EBITDA and stock price performance. If such performance criteria are achieved or exceeded, such executives will be entitled to receive cash awards, up to a maximum of $1,000,000 per individual per year, and shares of common stock not to exceed 2,500,000 shares in the aggregate to all of such executives for fiscal 2007. Except as may be set forth in specific employment agreements, the Board of Directors has the discretion to determine the amount of awards to be granted to such executives, within the parameters of the 2007 Annual Incentive Plan.

VOTE REQUIRED

Approval of the 2007 Annual Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting of Stockholders, assuming the presence of a quorum. If the stockholders do not approve the 2007 Annual Incentive Plan, it will not be implemented, but Net Perceptions reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of Net Perceptions and its stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 2007 ANNUAL INCENTIVE PLAN

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2006, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Stockholders should direct the written request to Net Perceptions, Inc. c/o the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS,
NOMINATION OF DIRECTORS
AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2007 Annual Meeting, the proposal must be received by us at our principal executive offices at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 by January 17, 2007 (or, if the 2007 Annual Meeting is called for a date not within 30 calendar days before or after June 21, 2007, within a reasonable time before we begin to print and mail our proxy materials for the Meeting). The proposal should be sent to the attention of the Secretary of Net Perceptions, and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a Meeting of our stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a Meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a Meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the NASDAQ, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the NASDAQ’s rules.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2007 Annual Meeting (a) not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 21, 2007 if our 2007 Annual Meeting is held within thirty (30) days before or after June 21, 2007; or (b) not later than the close of business on the later of (x) ninety (90) days prior to June 21, 2007, or (y) the tenth (10th) day following the day on which the notice of Meeting was mailed or public disclosure of the date of the Meeting was made, whichever occurs first, in the event our 2007 Annual Meeting is not held within thirty (30) days before or after June 21, 2007.

Assuming that our 2007 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that Meeting not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 21, 2007. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that Meeting will use their discretion in voting the proxies when these matters are raised at the Meeting.

In addition, nominations or proposals not made in accordance herewith may be declared by the Executive Chairman to have not been properly brought before the Annual Meeting and such nominations or proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

JONATHAN LABARRE
SECRETARY

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NET PERCEPTIONS, INC.

(Under Section 242 of the General Corporation Law)

It is hereby certified that:

1. The name of the corporation is Net Perceptions, Inc. (hereinafter referred to as the “Corporation”).

2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article I thereof and by substituting in lieu of said Article I the following new Article I:

“ARTICLE I: The name of the corporation (hereinafter referred to as the “Corporation”) is Stamford Industrial Group, Inc.”

3. The amendment to the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Dated: ___________, 2007

NET PERCEPTIONS, INC.

By:
Name: Albert W. Weggeman Title: President and Chief Executive Officer

A-1

Appendix B

NET PERCEPTIONS, INC.
2007 STOCK INCENTIVE PLAN

1. PURPOSE. The purpose of the Net Perceptions, Inc. 2007 Stock Incentive Plan (the “Plan”) is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these eligible persons. This Plan supersedes and replaces any stock incentive plan previously adopted by the Company.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and other stock-based awards, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 10,000,000 Shares, subject to the automatic Share increase described in Section 2.2 below. Of the total Shares reserved for issuance under the Plan, no more than 7,500,000 shares of Common Stock may be issued under the Plan as Awards under Sections 6 and 7 of the Plan, subject to the automatic Share increase described in Section 2.3 below. Shares that have been (a) reserved for issuance under options that have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. In the event of the exercise of SARs, whether or not granted in tandem with options, only the number of shares of Common Stock actually issued in payment of such SARs shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder, and any Common Stock subject to tandem options, or portions thereof, which have been surrendered in connection with any such exercise of SARs shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The Shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. Subject to adjustment in accordance with Section 18.4, in any calendar year, no Participant shall be granted Awards in respect of more than 2,500,000 shares of Common Stock (whether through grants of options or SARs or other Awards of Common Stock or rights with respect thereto).

2.2 Annual Increases. The number of Shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January of each year, beginning with January in year 2008 and continuing through January in year 2017, by a number of Shares equal to four percent (4.0%) of the total number of Shares of Common Stock outstanding on the last trading day in the immediately preceding December.

2.3 Award Limitation. The number of Shares of Common Stock that may be issued under the Plan as Awards under Sections 6 and 7 of the Plan shall automatically increase on the first trading day of January of each year, beginning with January in year 2008 and continuing through January in year 2017, by a number of Shares equal to seventy-five percent (75%) of the total number of Shares increased pursuant to Section 2.2.

3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or Subsidiary of the Company.

4. ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)	select persons to receive Awards;

(b)	determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards, including whether any particular Award shall be settled in cash or in stock;

(c)	determine the vesting, exerciseability and payment of Awards;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(e)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(f)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(g)	make all factual determinations with respect to, and otherwise construe and interpret, this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(h)	grant waivers of Plan or Award conditions;

(i)	determine whether an Award has been earned;

(j)	accelerate the vesting of any Award; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee and any delegation by the Committee to designated officers or employees shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable. Notwithstanding any other provision of the Plan, if the Committee deems it to be in the best interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any other relevant statute or regulation.

5. STOCK OPTIONS. The Committee may grant Options to eligible persons and will determine whether such options will be intended to be “Incentive Stock Options” within the meaning of Section 422 of the Code or any successor section thereof (“ISOs”) or nonqualified stock options (options not intended to qualify as incentive stock options) (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the option, the period during which the option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement (“Stock Option Agreement”), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of ten (10) years from the date the option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.3 Exercise Price. The Exercise Price of an option will be determined by the Committee when the option is granted and must equal or exceed Fair Market Value of the Shares on the date of grant; provided that: the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. In addition, the Exercise Price may (i) be subject to a limit on the economic value that may be realized by a Participant from an option or SAR, or otherwise (ii) vary from the original purchase price, provided that such variable purchase price can never be less than the Fair Market Value of the shares of Common Stock subject to such option or SAR, determined as of the date of grant.

5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.5 Method of Exercise. Options may be exercised by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved from time to time by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.6 Termination. Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an option will always be subject to the following:

a.
If the Participant is Terminated for any reason (including voluntary Termination) other than death or Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such options have vested in accordance with the applicable Award Agreement and would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

b.
 If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then Participant’s Options may be exercised only to the extent that such options have vested in accordance with the applicable Award Agreement and would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

c.
If a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated.

d.	If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, (i) impair any of such Participant’s rights under any option previously granted and (ii) except as provided for in Section 18 of the Plan, options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company’s stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent Participant from exercising the option for the full number of Shares for which it is then exercisable.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5.11 Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was solely the result of the Company’s inability to timely execute the exercise of an option award prior to its lapse, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

5.12 Stock Appreciation Rights (SARs). In addition to the grant of options, as set forth above, the Committee may also grant SARs to any person eligible to be a Participant, which grant shall consist of a right that is the economic equivalent, and in all other regards is identical to a stock option that is permitted to be granted under the Plan, except that on the exercise of such SAR, the Participant shall receive shares of Common Stock having a Fair Market Value that is equal to the Fair Market Value of the shares of Common Stock that would be subject to such an option, reduced by the amount that would be required to be paid by the Participant as the purchase price on exercise of such option. A grant of a SAR shall be documented by means of an Award Agreement (a “SAR Agreement”) containing the relevant terms and conditions of such grant. The Exercise Price for a SAR shall be subject to the same requirements as Options under Section 5.3 and no SAR may be exercisable after the expiration of ten (10) years from the date the SAR is granted. For purposes of the limitation on the number of shares of Common Stock that may be subject to Stock Options granted to any employee during any one calendar year, and for purposes of the aggregate limitation on the number of shares of Common Stock that may be subject to grants under the Plan, SARs shall be treated in the same manner as options would be treated.

6. RESTRICTED STOCK.

6.1. Restricted Stock Awards. The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. If the Committee determines to make performance-based Awards of restricted Shares under this Section 6 to “covered employees” (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The terms of any Restricted Stock Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

6.2 Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Section 6 shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of restricted Shares, the share certificates representing such restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.5, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 6.5, free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

6.3 Shareholder Rights. Beginning on the Date of Grant of the Restricted Stock Award and subject to execution of the Award Agreement as provided in Section 6.2, the Participant shall become a shareholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such restricted Shares and held or restricted as provided in Section 6.2.

6.4 Restriction on Transferability. None of the restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

6.5 Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 6.7, the restrictions applicable to the restricted Shares shall lapse. As promptly as administratively feasible thereafter, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

6.6 Forfeiture of Restricted Shares. Subject to Sections 6.7, all restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

6.7 Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 6 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted Shares) as the Committee shall deem appropriate.

6.8 Restricted Stock Unit Awards. Without limiting the generality of the foregoing provisions of this Section 6, and subject to such terms, limitations and restrictions as the Committee may impose, Participants designated by the Committee may receive Awards of Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives. If the Committee determines to make performance-based Awards of Restricted Stock Units under this Section 6.8 to “covered employees” (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award. Upon the lapse or release of all restrictions with respect to a Restricted Stock Unit Award or at a later date if distribution has been deferred, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares, free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant. A Participant’s Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services. Notwithstanding anything contained in this Section 6.8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Stock Units) as the Committee shall deem appropriate.

7. PERFORMANCE AND OTHER STOCK-BASED AWARDS.

7.1 Performance Awards.

(a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Performance Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during a Performance Period. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after a Performance Period has commenced.

(b) Performance Targets. The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The performance targets established by the Committee may vary for different Performance Periods and need not be the same for each Participant receiving a Performance Award in a Performance Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Performance Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

(c) Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d) Payment of Earned Performance Awards. Payments of earned Performance Awards shall be made in cash, Common Stock or Stock Units, or a combination of cash, Common Stock and Stock Units, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e) Termination of Service. In the event of a Participant’s Termination during a Performance Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

7.2. Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

7.3. Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to Section 7.2 shall be subject to the following:

(a) Any Common Stock subject to Awards made under Section 7.2 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b) If specified by the Committee in the Award Agreement, the recipient of an Award under Section 7.2 shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of the Participant’s Termination prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

8. PAYMENT FOR SHARE PURCHASES.

8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participant’s Award Agreement and where permitted by law:

a. by cancellation of indebtedness of the Company to the Participant;

b. by surrender of shares (or by delivering a certification or attestation of ownership of such shares) that either: (1) have been owned by Participant for any period required by the Company and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

c. by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under the Code;

d. by waiver of compensation due or accrued to the Participant for services rendered;

e. with respect only to purchases upon exercise of an option, and provided that a public market for the Company’s stock exists:

(1)
through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)
through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

f. by any combination of the foregoing or other method authorized by the Committee.

At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

8.2 Loan Guarantees. Except as prohibited by law or regulation, the Committee may authorize a guarantee by the Company of a third-party loan to the Participant for the purpose of purchasing Shares awarded under this Plan.

9. WITHHOLDING TAXES

9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

9.2 Stock Withholding. When, under applicable law, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or, other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 12.

11. TRANSFERABILITY.

11.1 Non-Transferability of Options. No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such option right shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant’s spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

11.2 Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 11.1 above, the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant’s estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date 12 months following the date of the Participant’s death. In no event will the option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

12. [RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant’s Termination at any time within three (3) months after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or Purchase Price, as the case may be.

13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16. SECURITIES LAW AND OTHER STATUTORY AND REGULATORY COMPLIANCE.

16.1  Securities Law. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16.2  Section 409A. This Plan and all Awards hereunder shall be interpreted in such manner as to comply with the requirements of Section 409A of the Code, its regulations and other guidance thereunder.

17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18. CORPORATE TRANSACTIONS.

18.1 Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

(i)	the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

(1)
substitute equivalent options or Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

(2)
issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

(ii)
Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

18.2 Other Treatment of Awards. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the “Effective Date”).

20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any option or Award previously granted under the Plan.

22. EFFECT OF SECTION 162(m) OF THE CODE. The Plan, and all Awards designated by the Committee as “performance-based compensation” for purposes of Section 162(m) of the Code are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act or in accordance with applicable market or exchange requirements), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained. Notwithstanding the foregoing, if the Committee deems it to be in the best interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 162(m) of the Code.

23. GENERAL.

23.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant’s ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a subsidiary or an Affiliate.

23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation accepted by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless accepted by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person’s spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

23.6. Governing Law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

23.14 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.15 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

"Adjusted Business Unit EBITDA" means, for any period, for the selected business unit, an amount equal to the sum of (without duplication) (a) Net Income, (b) Net Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in tax expense deducted in determining such Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Net Income, (e) the amount of integration expenses (as identified on the business unit's profit and loss statements) incurred during such period, (f) other non-recurring expenses incurred during such period, (g) any related party charges, (h) any items included in "net other expenses" as listed on the business unit's income statement, (i) all participating executives' bonuses that are paid out under the Plan and any performance awards paid under the Net Perceptions, Inc. 2007 Stock Incentive Plan, and (j) any adjustments that appear on the business unit's computation of pro forma earnings as publicly announced by the Company; and, except with regard to item (j) above, all determined in accordance with GAAP. Adjusted Business Unit EBITDA will also be calculated without reference to any discontinued operations.

"Adjusted EBITDA" means, for any period, for the Company and its subsidiaries, an amount equal to the sum of (without duplication) (a) Consolidated Net Income, (b) Consolidated Net Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in tax expense deducted in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount of integration expenses (as identified on Company's profit and loss statements) incurred during such period, (f) other non-recurring expenses incurred during such period, (g) any items (other than gains or losses on put options on Company stock) included in "net other expenses" as listed on the Company's consolidated income statement, (h) any related party charges, (i) all participating executives' bonuses that are paid out under the Net Perceptions, Inc. 2007 Annual Incentive Plan and any performance awards paid under the Net Perceptions, Inc. 2007 Stock Incentive Plan, and (j) any adjustments that appear on the Company's computation of pro forma earnings as publicly announced by the Company; all determined on a consolidated basis and except with regard to item (j) above, in accordance with GAAP. Adjusted EBITDA will also be calculated without reference to any discontinued operations.

“Affiliate” means any entity in which the Company has an ownership interest of at least 20%.

“Award” means any award under this Plan, including any Option, Restricted Stock, Performance Award or other stock-based Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means the Company, a Subsidiary or Affiliate having cause to terminate a Participant’s employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

“Change-of-Control Event” means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the Company within a one (1) year period, unless the appointment of a director or the nomination for election by the Company’s stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such one (1) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

“Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

“Common Stock” means the outstanding common stock, par value $0.0001 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

“Committee” means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

“Company” means Net Perceptions, Inc., a Delaware corporation, or any successor corporation.

"Consolidated Net Income" means, for any period, for the Company and its subsidiaries, the net income of the Company and its subsidiaries from continuing operations without giving effect to extraordinary net gains or extraordinary net losses, all determined on a consolidated basis in accordance with GAAP, and consistent with past practices.

"Consolidated Net Interest Charges" means, for any period, for the Company and its subsidiaries, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses (and interest income) of the Company and its subsidiaries in connection with indebtedness (including capitalized interest) or bank accounts, money market accounts and investment accounts, or financing leases and notes receivable, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Company and its subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Disability” or “Disabled” means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee. Where relevant, the Committee shall apply a definition that complies with one set forth in Section 409A of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

a.
if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

b.
if such Common Stock is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

c.
if such Common Stock is publicly traded but is not quoted on the NASDAQ National market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

d.
if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

“GAAP” means generally accepted accounting principles in the United States.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“NASD Dealer” has the meaning set forth in section 8(e).

"Net Income" means, for any period, for the selected business unit, the net income of the business unit from continuing operations without giving effect to extraordinary net gains or extraordinary net losses, all determined in accordance with GAAP, and consistent with past practices.

"Net Interest Charges" means, for any period, for the selected business unit, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses (and interest income) of the business unit in connection with indebtedness (including capitalized interest) or bank accounts, money market accounts and investment accounts, or financing leases and notes receivable, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the business with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“NQSOs” has the meaning set forth in Section 5.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Outside Director” means a person who is both (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

“Participant” means a person who receives an Award under this Plan.

“Performance Award” means an Award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Performance Factors” means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); Adjusted EBITDA; Adjusted Business Unit EBITDA, EBITDA growth, Adjusted EBITDA growth and Adjusted Business Unit EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; successful completion of acquisitions; and confidential business unit objectives. A Performance Factor may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a company-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Company by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, the Performance Factors will be determined by not accounting for a change in GAAP during a Performance Period

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Performance Awards.

“Plan” means the Net Perceptions 2007 Stock Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

“Stock Unit” means an Award giving the right to receive Shares granted under either Section 6.8 or Section 7 of the Plan.

“Subsidiary” means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

“Ten Percent Stockholder” has the meaning set forth in Section 5.2.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

Appendix C

NET PERCEPTIONS, INC.

2007 ANNUAL INCENTIVE PLAN

1. Purpose. The purpose of the Net Perceptions, Inc. 2007 Annual Incentive Plan (the “Plan”) is to provide a means through which the Company and its Subsidiaries and Affiliates may provide incentives to attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby these individuals can contribute to the growth, profitability and increased shareholder value of the Company. This Plan supersedes and replaces any annual incentive plan previously adopted by the Company.

2. Eligibility. Awards may be granted to key executive employees of the Company or any Affiliate or Subsidiary of the Company.

3. Administration.

3.1 Committee Authority. This Plan will be administered by the Committee. Except as otherwise provided in Section 3.2, any power, authority or discretion granted to the Committee may also be exercised by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)	select persons to receive Awards;

(b)	determine the type, terms and conditions of, and all matters relating to, Awards;

(c)	correct any defect, supply any omission or reconcile any inconsistency in this Plan and any Award;

(d)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(e)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(f)	make all factual determinations with respect to, and otherwise construe and interpret, this Plan, any Award and any other document executed pursuant to this Plan;

(g)	determine whether an Award has been earned;

(h)	make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s interpretation of this Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to this Plan will be final, binding, and conclusive on all parties unless otherwise determined by the Board.

3.2  Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate its responsibility with respect to the administration of this Plan to one or more officers of the Company, to one or more members of the Committee or to one or more members of the Board; provided, however, that the Committee may not delegate its responsibility (i) to make Awards to officers of the Company; (ii) to make Awards which are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code; or (iii) to certify the satisfaction of Performance Objectives pursuant to Section 4.6 in accordance with Section 162(m) of the Code. The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the Plan to one or more members of the Committee or to one or more officers of the Company. References herein to the Committee will be deemed to include the Board or any other party to whom the Committee has delegated its authority or responsibility under the Plan, unless the context clearly indicates otherwise.

4. Awards.

4.1 Types of Awards. The Committee has the authority and discretion to grant Awards to Participants consistent with and subject to the provisions of the Plan.

4.2 Form of Award. An Award will represent the conditional right of the Participant to receive cash or other property based upon achievement of one or more pre-established Performance Objectives during a Performance Period, subject to the terms of this Article 4 and the other applicable terms of this Plan. Awards will be subject to such conditions, including deferral of settlement, risks of forfeiture, restrictions on transferability and other terms and conditions as will be specified by the Committee at the time of or following the grant of such Award.

4.3 Performance Objectives. The Committee will establish the Performance Objective for each Award, consisting of one or more business criteria permitted as Performance Goals hereunder, one or more levels of performance with respect to each such criteria, and the amount or amounts payable or other rights that the Participant will be entitled to upon achievement of such levels of performance. The Performance Objective will be established by the Committee prior to, or reasonably promptly following the inception of, a Performance Period, but, with respect to any Award to a Participant who is a Covered Employee, by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed.

4.4 Additional Provisions Applicable to Awards. More than one Performance Goal may be incorporated in a Performance Objective, in which case achievement with respect to each Performance Goal may be assessed individually or in combination with each other. The Committee may, in connection with the establishment of Performance Objectives for a Performance Period, establish a matrix setting forth the relationship between performance on two or more Performance Goals and the amount of the Award payable for that Performance Period. The level or levels of performance specified with respect to a Performance Goal may be established in absolute terms as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. With respect to any Award to a Participant who is a Covered Employee, Performance Objectives will be objective and will otherwise meet the requirements of Section 162(m) of the Code. Performance Objectives may differ for Awards granted to any one Participant or to different Participants.

4.5 Duration of the Performance Period. The Committee will establish the duration of each Performance Period at the time that it sets the Performance Objectives applicable to that Performance Period. The Committee will be authorized to permit overlapping or consecutive Performance Periods.

4.6 Certification. Following the completion of each Performance Period, the Committee will certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the Performance Objective and other material terms for paying amounts in respect of each Award related to that Performance Period have been achieved or met. Unless the Committee determines otherwise, Awards will not be settled until the Committee has made the certification specified under this Section 4.6.

4.7 Adjustment. The Committee in its sole discretion has the authority to increase or reduce the amount payable with respect to an Award at any time and for any reason. Notwithstanding the foregoing, with respect to an Award to a Participant who is a Covered Employee, the Committee may only reduce or eliminate the amount of such Award and may do so for any reason, including, without limitation, changes in the position or duties of the Participant with the Company during or after a Performance Period, whether due to any termination of employment (including death, Disability, retirement, voluntary termination or termination with or without Cause) or otherwise (and no such reduction or elimination of an Award to one Participant will result in an increase in the amount of any other Participant’s Award). In addition, to the extent necessary to preserve the intended economic effects of the Plan to the Company and the Participants, the Committee will adjust Performance Objectives, the Awards or both to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company, Affiliate or Subsidiary into another corporation, any consolidation of the Company, Affiliate or Subsidiary into another corporation, any separation of the Company, Affiliate or Subsidiary (including a spinoff or the distribution of stock or property of the Company, Affiliate or Subsidiary), any reorganization of the Company, Affiliate or Subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company, Affiliate or Subsidiary or (iv) a change in accounting or other relevant rules or regulations (any adjustment pursuant to this clause (iv) will be subject to the timing requirements of the last sentence of the definition of “Performance Goals”); provided, however, that with respect to any Participant who is a Covered Employee, no adjustment hereunder will be authorized or made if and to the extent that the Committee determines that such authorization or the making of such adjustment would cause the Award to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

4.8 Timing of Payment. Except as provided below, any amounts payable in respect of Awards for a Performance Period will generally be paid as soon as practicable following the determination in respect thereof made pursuant to Section 4.6.

4.9 Deferral of Payments. Subject to such terms, conditions and administrative guidelines as set forth in the relevant deferred compensation plan document, a Participant or the Company will have the right to elect to defer receipt of part or all of any payment due with respect to an Award, provided that such deferral does not cause the Award to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. Further, any such deferral of an Award will be administered in compliance with Section 409A of the Code, and the regulations thereunder.

4.10 Maximum Amount Payable Per Participant. With respect to Awards to be settled in cash, a Participant will not be granted awards in any calendar year that would allow the Participant to earn a cash payment in excess of $1,000,000 in the aggregate. Awards of options, restricted stock, performance awards or other stock-based awards, whether settled in cash or stock, shall be subject to the applicable annual limit contained in the stock incentive plan from which the stock settling the award is to be issued.

4.11 Change-of-Control. Unless the Committee has established the effect of a Change-of-Control Event on a particular Award at the time such Award was made, or a Participant’s employment agreement (or similar document) provides for treatment of any outstanding Award (or similar term) in the event of a Change-of-Control Event, the Committee will, in the event of a Change-of-Control Event, (i) determine the extent to which the Performance Objectives with respect to any incomplete Performance Periods applicable to Awards under this Article 4 in effect on the date of the Change-of-Control Event have been met based on such audited or unaudited financial information then available as it deems necessary, and (ii) cause to be paid to each Participant partial or full Awards with respect to the Performance Periods based on the Committee’s determination of the degree of attainment of the Performance Objectives.

4.12 Termination of Employment. Notwithstanding anything in this Plan, an Award or other document to the contrary, a Participant must be employed on the payment date to receive payment under an Award. A Participant whose employment terminated prior to payment will forfeit any earned but unpaid Award.

5. Withholding Taxes.

5.1 Withholding Generally. The Company is authorized to withhold amounts of withholding and other taxes due in connection with any transaction involving an Award from any Award granted or from any other payment to a Participant, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority will include authority for the Company to withhold or receive other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

6. No Obligation to Employ. Nothing in this Plan or any Award made under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.

7. Adoption And Stockholder Approval. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the “Effective Date”).

8. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires be approved by stockholders, or (ii) without the written consent of the affected Participant, substantially alter or impair any Award previously made under the Plan.

9. Effect of Section 162(m) of the Code. This Plan and Awards granted hereunder to Participants who qualify as Covered Employees for purposes of Section 162(m) of the Code are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27 as in effect on the effective date of this Plan. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act or in accordance with applicable market or exchange requirements), amend this Plan retroactively and/or prospectively to the extent it determines necessary to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to this Plan.

10. General.

10.1. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person will have any claim or right to be granted an Award under the Plan or, having been selected for the an Award, to be selected for any other Award.

10.2. Designation and Change of Beneficiary. Each Participant will file with the Committee a written designation of one or more persons as the beneficiary who will be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee will be controlling; provided, however, that no designation, or change or revocation thereof, will be effective unless received by the Committee prior to the Participant’s death, and in no event will it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary will be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

10.3. Payments to Persons Other Than Participants. If the Committee will find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person’s spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment will be a complete discharge of the liability of the Committee and the Company therefor.

10.4. No Liability of Committee Members. No member of the Committee will be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company will indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of this Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board will be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

10.5. Governing Law. The Plan and all agreements hereunder will be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

10.6. Funding. No provision of this Plan will require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor will the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants will have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they will have the same rights as other employees under general law.

10.7. Reliance on Reports. Each member of the Committee and each member of the Board will be fully justified in relying, acting or failing or refusing to act, and will not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than himself.

10.8. Relationship to Other Benefits. No payment under this Plan will be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

10.9. Expenses. The expenses of administering this Plan will be borne by the Company and its Subsidiaries and Affiliates.

10.10. Pronouns. Masculine pronouns and other words of masculine gender will refer to both men and women.

10.11. Titles and Headings. The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, will control.

10.12 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

11. Definitions.

As used in this Plan, the following terms will have the following meanings:

"Adjusted Business Unit EBITDA" means, for any period, for the selected business unit, an amount equal to the sum of (without duplication) (a) Net Income, (b) Net Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in tax expense deducted in determining such Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Net Income, (e) the amount of integration expenses (as identified on the business unit's profit and loss statements) incurred during such period, (f) other non-recurring expenses incurred during such period, (g) any items included in "net other expenses" as listed on the business unit's income statement, (h) any related party charges; (i) all participating executives' bonuses that are paid out under the Plan and any performance awards paid under the NetPerceptions, Inc. 2007 Stock Incentive Plan, and (j) any adjustments that appear on the business unit's computation of pro forma earnings as publicly announced by the Company; except with regard to item (j) above, all determined in accordance with GAAP. Adjusted Business Unit EBITDA will also be calculated without reference to any discontinued operations.

"Adjusted EBITDA" means, for any period, for the Company and its subsidiaries, an amount equal to the sum of (without duplication) (a) Consolidated Net Income, (b) Consolidated Net Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in tax expense deducted in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount of integration expenses (as identified on Company's profit and loss statements) incurred during such period, (f) other non-recurring expenses incurred during such period, (g) any items (other than gains or losses on put options on Company stock) included in "net other expenses" as listed on the Company's consolidated income statement, (h) any related party charges, (i) all participating executives' bonuses that are paid out under the Net Perceptions, Inc. 2007 Annual Incentive Plan and any performance awards paid under the Net Perceptions, Inc. 2007 Stock Incentive Plan, and (j) any adjustments that appear on the Company's computation of pro forma earnings as publicly announced by the Company; all determined on a consolidated basis and except with regard to item (j) above, in accordance with GAAP. Adjusted EBITDA will also be calculated without reference to any discontinued operations.

“Affiliate” means any entity in which the Company has an ownership interest of at least 20%.

“Award” means the right of a Participant to receive cash or other property following the completion of a Performance Period based upon performance in respect of one or more of the Performance Goals during such Performance Period as specified in Article 4.

“Board” means the Board of Directors of the Company.

“Cause” means the Company, a Subsidiary or Affiliate having cause to terminate a Participant’s employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

“Change-of-Control Event” means the occurrence of any one or more of the following events: (i) there will have been a change in a majority of the Board within a one (1) year period, unless the appointment of a director or the nomination for election by the Company’s stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such one (1) year period, or (ii) the Company will have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

“Code” means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section.

“Committee” means the Compensation Committee of the Board, or such other committee appointed by the Board consisting solely of two or more Outside Directors.

“Company” means Net Perceptions, Inc., a Delaware corporation, or any successor corporation.

"Consolidated Net Income" means, for any period, for the Company and its subsidiaries, the net income of the Company and its subsidiaries from continuing operations without giving effect to extraordinary net gains or extraordinary net losses, all determined on a consolidated basis in accordance with GAAP, and consistent with past practices.

"Consolidated Net Interest Charges" means, for any period, for the Company and its subsidiaries, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses (and interest income) of the Company and its subsidiaries in connection with Indebtedness (including capitalized interest) or bank accounts, money market accounts and investment accounts, or financing leases and notes receivable, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Company and its subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Covered Employee” means any employee of the Company who is a “Covered Employee,” as defined in Section 162(m) of the Code.

“Disability” or “Disabled” means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles in the United  States.

"Net Income" means, for any period, for the selected business unit, the net income of the business unit from continuing operations without giving effect to extraordinary net gains or extraordinary net losses, all determined in accordance with GAAP, and consistent with past practices.

"Net Interest Charges" means, for any period, for the selected business unit, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses (and interest income) of the business unit in connection with indebtedness (including capitalized interest) or bank accounts, money market accounts and investment accounts, or financing leases and notes receivable, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the business unit with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Outside Director” means a person who is both (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

“Participant” means a person who receives an Award under this Plan.

“Performance Goals” means or may be expressed in terms of any of the following business criteria: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); Adjusted EBITDA; Adjusted Business Unit EDITDA; EBITDA growth, Adjusted Business Unit EBITDA growth, and Adjusted EBITDA growth; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; successful completion of acquisitions; and confidential business unit objectives. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Committee by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, the Performance Goals will be determined by not accounting for a change in GAAP during a Performance Period.

“Performance Objective” means the level or levels of performance required to be attained with respect to specified Performance Goals for a Participant to become entitled to specified rights in connection with an Award.

“Performance Period” means the calendar year, or such other shorter or longer period designated by the Committee, during which performance will be measured in order to determine a Participant’s entitlement to receive payment of an Award.

“Plan” means this Net Perceptions, Inc. 2007 Annual Incentive Plan, as amended from time to time.

“Subsidiary” means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Subsidiary or Affiliate of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions regarding the Award while on leave from the employ of the Company or a Subsidiary or Affiliate as it may deem appropriate. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

Certification

The undersigned, being the Secretary of Net Perceptions, Inc., a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of Net Perceptions, Inc. 2007 Annual Incentive Plan, as duly adopted by the Board of Directors of the Company on ______ __, 2007, and that such plan is in full force and effect on the date hereof, without amendment or modification.

NET PERCEPTIONS, INC.

By:
Name: Title: Secretary

NET PERCEPTIONS, INC. ONE LANDMARK SQUARE 22ND FLOOR STAMFORD, CT 06901

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Net Perceptions, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Net Perceptions, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NETPR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NET PERCEPTIONS, INC.
THE BOARD OF DIRECTORS RECOMMEND A
VOTE "FOR" ITEMS 1, 2, 3 AND 4.
Vote on Directors				For	Withhold	For All	To withhold authority to vote for any individual
				All	All	Except	nominee(s), mark “For All Except” and write the
1	.	To elect three members to serve on the Board of Directors until the					number(s) of the nominee(s) on the line below.
next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
		Nominees:		m	m	m
		01)	Warren B. Kanders
		02)	Nicholas Sokolow
		03)	David A. Jones

Vote on Proposals							For	Against	Abstain

2	.	To approve a proposal to amend the Company’s Certificate of Incorporation to change the Company’s name from Net Perceptions, Inc. to “Stamford Industrial Group, Inc.”					m	m	m

3	.
To consider and vote upon a proposal to adopt a new long-term stock incentive plan pursuant to which an aggregate of 10,000,000 shares of Net Perceptions' common stock will be reserved for issuance and available under such plan (subject to annual increase of four percent of outstanding shares).

							m	m	m
4	.	To consider and vote upon a proposal to adopt a new annual incentive plan designed to allow for the award of “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

For address changes and/or comments, please check this box and
write them on the back where indicated.			m	Please sign your name exactly as it appears hereon. When signing
	Yes	No		as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in
Please indicate if you plan to attend this meeting.	m	m		the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

_______________________________________________				__________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date				Signature (Joint Owners) Date

NET PERCEPTIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 21, 2007

The stockholder(s) hereby appoint(s) Warren B. Kanders and Jonathan LaBarre, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Net Perceptions, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 p.m., (Eastern Time) on June 21, 2007, at the Company Headquarters, One Landmark Square, 22nd Floor, Stamford, CT 06901, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address  Changes/Comments:  ___________________________________________________________________________
___________________________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE